AAM Equity Fund
                               Semi-Annual Report
                                 April 30, 1999

Dear Shareholders:

Investment Result - Inception through April 30, 1999

Over the last six months, the AAM Equity Fund (the "Fund") has enjoyed a positive return of 17.9% which is a nice recovery from the market's downturn following inception of the Fund.

                           -------------- -------------- --------------
                             06/30/1998     10/31/1998     04/30/1999
-------------------------- -------------- -------------- --------------
AAM Equity Fund               $10,000         $9,430        $11,120
-------------------------- -------------- -------------- --------------
S&P 500                       $10,000         $9,750        $11,920
-------------------------- -------------- -------------- --------------
Dow Jones                     $10,000         $9,660        $12,230
-------------------------- -------------- -------------- --------------


Investment results since inception (not annualized):

---------------------------------- ------------- --------- -----------
Comparative                            AAM        S&P 500   Dow Jones
Investment Returns a,b              Equity Fund   Index c    Index c
---------------------------------- ------------- --------- -----------
Six Months Ending 4/30/99             17.9%        22.3%      26.6%
---------------------------------- ------------- --------- -----------
Since Inception d                     11.2%        19.2%      22.3%
---------------------------------- ------------- --------- -----------

a Past performance is not indicative of future results.

b The AAM Equity Fund's historical returns are presented net of all fees and expenses, versus the gross market benchmarks (the S&P 500 Index and the Dow Jones Index). Investors should keep in mind that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.

c The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NY Stock Exchange. The Index is adjusted for dividends and weighted toward sotcks with large market capitalizations. The Dow Jones Index is an unmanaged index of 30 selected common stocks, which are listed on the NY Stock Exchange. The Index is adjusted for dividends and is made up of leading industrial and consumer stocks with large capitalizations.

d From June 30, 1998.

From inception on June 30, 1998, the AAM Equity Fund (the "Fund") has accumulated more than $4,000,000 in net assets.

Investment Approach
To remind our shareholders, the AAM Equity Fund's investment approach is to achieve long-term growth of capital by investing in high quality large and mid-cap U.S. companies. We select companies which are leaders in their various industries which we believe will provide the greatest potential return over an 18 month to two year time horizon.

Commentary and Outlook
Since the inception of the AAM Equity Fund on June 30, 1998, the stock market has taken investors on a "real" roller coaster ride. Since the market correction in the summer and early fall of 1998, we have felt pretty good about our returns. It has remained extremely difficult for most money managers and mutual funds to keep pace with the S&P 500. Now, the Dow Jones Industrial Average has outpaced the S&P 500 by almost 2 to 1 in the first 120 days of 1999. These are definitely difficult times for the investment manager.

The Fund continues to be value driven; however, in early 1999, we did shift some dollars into the more growth oriented technology sector. The technology stocks we purchased were large-cap with a consistent history of earning and growth - not stocks chasing the internet craze.

AAM is currently over 95% invested; and, we are confident that the markets will reward high quality companies with consistent earnings over the next several quarters. The only major negatives we see are the high valuations in some sectors, particularly the internet and the current IPO craze. We have recently noticed a shift to cyclicals and our portfolio has been nicely rewarded.

The remainder of 1999 may continue to be a volatile ride in the stock market; however, we believe it is the only game in town where you can outpace inflation and invest your assets for long-term future gains.

Sincerely,



Knox H. Fuqua
President and Chief Investment Officer



This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund; this report is not authorized for distribution to prospective shareholders unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.


AAM Equity Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stock - 96.7%                                      Shares                      Value
Aerospace & Defence - 3.4%
AlliedSignal, Inc.                                            1,300                      $ 76,375
Lockheed Martin Corp.                                         1,500                        64,594
                                                                                 -----------------
                                                                                          140,969
                                                                                 -----------------
Automobiles - 2.3%
Ford Motor Company                                            1,500                        95,906
                                                                                 -----------------

Banks - 9.3%
BB&T Corp.                                                    1,800                        71,888
Capital One Financial Corp.                                     375                        65,133
CCB Financial Corp.                                           1,200                        69,300
Citigroup, Inc.                                               1,000                        75,250
SunTrust Banks                                                  800                        57,200
Wachovia Corp.                                                  500                        43,938
                                                                                 -----------------
                                                                                          382,709
                                                                                 -----------------
Beverages - 3.4%
Anheuser Busch Cos.                                             975                        71,297
Coca Cola Co.                                                 1,000                        68,000
                                                                                 -----------------
                                                                                          139,297
                                                                                 -----------------
Broadcasting - 1.9%
Cox Communications - Class A                                  1,000                        79,375
                                                                                 -----------------

Chemicals - 4.2%
Air Products & Chemicals, Inc.                                1,400                        65,800
duPont (E.I) deNemours                                        1,500                       105,938
                                                                                 -----------------
                                                                                          171,738
                                                                                 -----------------
Communications - 1.5%
Media General, Inc. - Class A                                 1,150                        59,800
                                                                                 -----------------

Computer Components - 2.8%
EMC Corp.                                                       475                        51,745
Intel Corp.                                                   1,000                        61,187
                                                                                 -----------------
                                                                                          112,932
                                                                                 -----------------
Computer Services & Software - 1.2%
Microsoft Corp.                                                 600                        48,787
                                                                                 -----------------

Computer Systems - 3.7%
Cisco Systems, Inc. (a)                                         650                        74,141
Hewlett-Packard Co.                                           1,000                        78,875
                                                                                 -----------------
                                                                                          153,016
                                                                                 -----------------
Diversified Conglomerates - 1.9%
General Electric Co.                                            750                        79,125
                                                                                 -----------------

See accompanying notes which are an integral part of the financial statements


AAM Equity Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stock - continued                                  Shares                      Value
Drugs & Healthcare - 10.2%
American Home Products Corp.                                  1,200                      $ 73,200
Amgen, Inc. (a)                                                 900                        55,294
Bristol Myers Squibb                                          1,250                        79,453
Johnson & Johnson                                               700                        68,250
Merck & Co., Inc.                                             1,000                        70,250
Schering-Plough & Corp.                                       1,500                        72,469
                                                                                 -----------------
                                                                                          418,916
                                                                                 -----------------
Electronics - 4.0%
Koninklijke Philips Electron N                                1,000                        85,375
Motorola, Inc.                                                1,000                        80,125
                                                                                 -----------------
                                                                                          165,500
                                                                                 -----------------
Energy Services - 2.1%
Halliburton Co.                                               2,000                        85,250
                                                                                 -----------------

Entertainment - 1.5%
Disney (Walt) & Co.                                           2,000                        63,500
                                                                                 -----------------

Foods - 3.0%
Sara Lee Corp.                                                2,500                        55,625
Sysco Corp.                                                   2,300                        68,281
                                                                                 -----------------
                                                                                          123,906
                                                                                 -----------------
Household Products - 1.3%
Gillette Co.                                                  1,000                        52,188
                                                                                 -----------------

Insurance - 6.7%
American International Group                                    700                        82,206
Berkshire Hathaway - Class B                                     25                        61,750
Markel Corp. (a)                                                400                        74,600
St. Paul Cos.                                                 2,000                        57,375
                                                                                 -----------------
                                                                                          275,931
                                                                                 -----------------
Manufacturing - 3.7%
Chesapeake Corp.                                              2,000                        65,000
Deere & Co.                                                   2,000                        86,000
                                                                                 -----------------
                                                                                          151,000
                                                                                 -----------------
Mining & Building Materials - 2.9%
Cleveland Cliffs, Inc.                                        1,600                        63,700
Martin Marietta Materials                                       875                        54,086
                                                                                 -----------------
                                                                                          117,786
                                                                                 -----------------

See accompanying notes which are an integral part of the financial statements


AAM Equity Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stock - continued                                  Shares                      Value
Oil & Natural Gas - 7.6%
Atlantic Richfield                                            1,000                      $ 83,937
Chevron Corp.                                                   750                        74,812
Enron Corp.                                                   1,000                        75,250
Schlumberger Ltd.                                             1,200                        76,650
                                                                                 -----------------
                                                                                          310,649
                                                                                 -----------------
Other Consumer Goods - 1.6%
Tredegar Industries, Inc.                                     2,500                        66,719
                                                                                 -----------------

Packaging & Containers - 2.4%
Alcoa, Inc.                                                   1,600                        99,600
                                                                                 -----------------

Real Estate Investment Trusts - 2.7%
Federal Realty Investment Trust                               3,000                        71,625
MGI Properties                                                1,350                        37,294
                                                                                 -----------------
                                                                                          108,919
                                                                                 -----------------
Retail - 4.5%
Circuit City Stores, Inc.                                     1,000                        61,500
Saks, Inc. (a)                                                2,500                        70,781
Walgreen Co.                                                  1,900                        51,062
                                                                                 -----------------
                                                                                          183,343
                                                                                 -----------------
Telephone Services - 3.3%
MCI Worldcom                                                    625                        51,367
SBC Communications, Inc.                                      1,500                        84,000
                                                                                 -----------------
                                                                                          135,367
                                                                                 -----------------
Transportation - 3.6%
Norfolk Southern                                              2,500                        81,719
Tidewater, Inc.                                               2,500                        66,250
                                                                                 -----------------
                                                                                          147,969
                                                                                 -----------------

Total Common Stock  - (Cost $3,469,826)                                                 3,970,197
                                                                                 -----------------

                                                         Principal
Money Market Securities - 2.1%                            Amount                      Value
Star Treasury Fund, 4.01% (b) (Cost $87,776)                $87,776                        87,776
                                                                                 -----------------

TOTAL INVESTMENTS -  (Cost $3,557,602) - 98.8%                                          4,057,973
                                                                                 -----------------
Other assets less liabilities - 1.2%                                                       48,665
                                                                                 -----------------
Total Net Assets - 100.0%                                                             $ 4,106,638
                                                                                 =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements


AAM Equity Fund                                                                            April 30, 1999
Statement of Assets and Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $3,557,602)                                          $ 4,057,973
Receivable for securities sold                                                                     18,304
Dividends receivable                                                                                3,061
Interest receivable                                                                                   388
Receivable from investment advisor for organization costs                                           5,213
Deferred organizational costs                                                                      25,783
                                                                                        ------------------
     Total assets                                                                               4,110,722

Liabilities
Accrued investment advisory fee payable                                      $ 4,054
Other payables                                                                    30
                                                                    -----------------
     Total liabilities                                                                              4,084
                                                                                        ------------------

Net Assets                                                                                    $ 4,106,638
                                                                                        ==================

Net Assets consist of:
Paid in capital                                                                               $ 3,671,661
Accumulated undistributed net investment income                                                    16,463
Accumulated net realized gain (loss) on investments                                               (81,857)
Net unrealized appreciation on investments                                                        500,371
                                                                                        ------------------

Net Assets, for 369,410 shares                                                                $ 4,106,638
                                                                                        ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($4,106,638/369,410)                               $ 11.12
                                                                                        ==================


See accompanying notes which are an integral part of the financial statements


AAM Equity Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)

Investment Income
Dividend Income                                                                                               25,489
Interest Income                                                                                                3,665
                                                                                                  -------------------
Total Income                                                                                                  29,154


Expenses
Investment advisory fee                                                                  19,896
Organizational expenses                                                                   3,107
Trustees' fees                                                                              813
                                                                              ------------------
Total expenses before reimbursement                                                      23,816
Reimbursed expenses                                                                      (3,920)
                                                                              ------------------
Total operating expenses                                                                                      19,896
                                                                                                  -------------------
Net Investment Income                                                                                          9,258
                                                                                                  -------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                       (44,017)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                             601,603
                                                                              ------------------
Net gain on investment securities                                                                            557,586
                                                                                                  -------------------
Net increase in net assets resulting from operations                                                       $ 566,844
                                                                                                  ===================


See accompanying notes which are an integral part of the financial statements


AAM Equity Fund
Statement of Changes in Net Assets
                                                                             Six months
                                                                                ended                 Period
                                                                              April 30,               ended
                                                                                 1999              October 31,
                                                                             (Unaudited)             1998 (a)
                                                                           -----------------     -----------------
Increase (Decrease) in Net Assets
Operations
  Net investment income                                                             $ 9,258               $ 7,205
  Net realized gain (loss) on investment securities                                 (44,017)              (37,840)
  Change in net unrealized appreciation (depreciation)                              601,603              (101,232)
                                                                           -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                   566,844              (131,867)
                                                                           -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                1,134,901             2,990,242
  Shares redeemed                                                                  (447,035)               (6,447)
                                                                           -----------------     -----------------
Net increase in net assets resulting
  from share transactions                                                           687,866             2,983,795
                                                                           -----------------     -----------------
  Total increase in net assets                                                    1,254,710             2,851,928

Net Assets
  Beginning of period                                                             2,851,928                     -
                                                                           -----------------     -----------------
  End of period [including accumulated undistributed net
    investment income of $16,463 and $7,205, respectively]                      $ 4,106,638           $ 2,851,928
                                                                           =================     =================



(a)  June 30, 1998 (commencement of operations) to October 31, 1998.

See accompanying notes which are an integral part of the financial statements


AAM Equity Fund
Financial Highlights
                                                                              Six months
                                                                                ended                  Period
                                                                              April 30,                ended
                                                                                 1999               October 31,
                                                                             (Unaudited)              1998 (c)
                                                                           -----------------      -----------------
Selected Per Share Data
Net asset value, beginning of period                                                 $ 9.43                $ 10.00
                                                                           -----------------      -----------------
Income from investment operations
   Net investment income                                                               0.03                   0.03
   Net realized and unrealized gain (loss)                                             1.66                  (0.60)
                                                                           -----------------      -----------------
Total from investment operations                                                       1.69                  (0.57)
                                                                           -----------------      -----------------

Net asset value, end of period                                                      $ 11.12                 $ 9.43
                                                                           =================      =================

Total Return (b)                                                                     17.92%                  (5.70)%

Ratios and Supplemental Data
Net assets, end of period (000)                                                      $4,107                 $2,852
Ratio of expenses to average net assets                                               1.15% (a)              1.14% (a)
Ratio of expenses to average net assets before reimbursement                          1.38% (a)              1.40% (a)
Ratio of net investment income to average net assets                                  0.54% (a)              0.90% (a)
Ratio of net investment income to average net assets
   before reimbursement                                                               0.31% (a)              0.64% (a)
Portfolio turnover rate                                                              33.54% (a)             14.41% (a)


(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  June 30, 1998 (commencement of operations) to October 31, 1998

See accompanying notes which are an integral part of the financial statements

                                 AAM Equity Fund
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     AAM Equity Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                                 AAM Equity Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Appalachian Asset Management, Inc. (the "Adviser") to manage the Fund's investments. The adviser is controlled by its President, Knox
H. Fuqua. Mr. Fuqua is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the six-month period ended April 30, 1999, the Advisor received a fee of $19,896 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.15%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $3,920.

                                 AAM Equity Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $3,671,661.

     Transactions in shares were as follows:

                  Six months ended                              Year ended
                   April 30, 1999                            October 31, 1998

                   Shares           Dollars           Shares           Dollars

Shares sold        111,035        $1,134,901          303,178        $2,990,242

Shares redeemed    (44,096)         (447,035)            (707)           (6,447)
                   -------         ---------          -------        ----------
                    66,939          $687,866          302,471        $2,983,795
                   =======         =========          =======        ==========


NOTE 5.  INVESTMENTS

     For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $1,165,939 and $549,388, respectively. At April 30, 1999, the unrealized appreciation for all securities totaled $577,283 and the gross unrealized depreciation for all securities totaled $76,912 for a net unrealized depreciation of $500,371. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $3,557,602.

                                 AAM Equity Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, National Financial Services Corp. owned of record in aggregate more than 25% of the Fund.


NOTE 8. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Adviser, Administrator or servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

Carl Domino Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 99.1%                                              Shares                        Value

BASIC  INDUSTRIES - 14.1%
Chemicals - 8.0%
DuPont (E.I.) De Nemours                                                2,500                      $ 176,563
International Flavors & Fragrances                                      4,100                        161,950
Rohm & Haas Co.                                                         4,000                        179,250
Witco Corp.                                                             5,860                        111,706
                                                                                            -----------------
                                                                                                     629,469
                                                                                            -----------------
Manufacturers / Diversified - 1.7%
Minnesota Mining & Manufacturing Co.                                    1,500                        133,500
                                                                                            -----------------

Manufacturers / Specialized - 1.8%
Pall Corporation                                                        7,500                        138,281
                                                                                            -----------------

Paper & Forest Products - 2.6%
Weyerhaeuser Co.                                                        3,000                        201,375
                                                                                            -----------------

   TOTAL  BASIC  INDUSTRIES                                                                        1,102,625
                                                                                            -----------------

DURABLES - 4.0%
Autos & Auto Parts - 4.0%
DaimlerChrysler AG                                                      1,419                        139,328
Snap-On, Inc.                                                           5,300                        172,581
                                                                                            -----------------
                                                                                                     311,909
                                                                                            -----------------
ENERGY - 11.4%
Oil & Gas - 11.4%
Baker Hughes, Inc.                                                      7,500                        224,062
Statia Terminals Group NV                                               1,600                         26,800
Sunoco, Inc.                                                            3,500                        125,125
Unocal Corp.                                                            4,500                        187,032
USX-Marathon Group                                                      4,800                        150,000
YPF Sociedad Anonima                                                    4,400                        184,800
                                                                                            -----------------
                                                                                                     897,819
                                                                                            -----------------
FINANCE - 16.2%
Banks - 9.9%
Bank of America Corp.                                                   2,200                        158,400
Mercantile BanCorp.                                                     3,000                        168,180
Morgan (J.P.)                                                           1,200                        161,700
SouthTrust Corp.                                                        3,650                        145,430
Summit Bancorp                                                          3,400                        144,075
                                                                                            -----------------
                                                                                                     777,785
                                                                                            -----------------
Insurance - 1.8%
Penn-America Group                                                      4,000                         42,000
SAFECO Corp.                                                            2,500                         99,375
                                                                                            -----------------
                                                                                                     141,375
                                                                                            -----------------

See accompanying notes which are an integral part of the financial statements


Carl Domino Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                          Shares                        Value

FINANCE - continued
Real Estate Investment Trust - 2.0%
Patriot American Hospitality (New)                                     16,980                       $ 85,960
Prison Realty Trust                                                     3,500                         68,250
                                                                                            -----------------
                                                                                                     154,210
                                                                                            -----------------
Savings & Loans - 2.5%
Community Savings Bankshares, Inc.                                     15,511                        193,887
                                                                                            -----------------

   TOTAL  FINANCE                                                                                  1,267,257
                                                                                            -----------------

HEALTH - 7.5%
Medical Equipment & Supplies - 1.5%
Baxter International, Inc.                                              1,900                        119,700
                                                                                            -----------------

Pharmaceuticals - 6.0%
American Home Products Corp.                                            2,900                        176,900
Glaxo Wellcome PLC                                                      2,300                        133,975
Pharmacia & Upjohn, Inc.                                                2,800                        156,800
                                                                                            -----------------
                                                                                                     467,675
                                                                                            -----------------

   TOTAL  HEALTH                                                                                     587,375
                                                                                            -----------------

INDUSTRIAL  MACHINERY  &  EQUIPMENT - 3.7%
Diversified Machinery - 2.1%
Federal Signal Corp.                                                    6,465                        160,009
                                                                                            -----------------

Electrical Equipment - 1.6%
Thomas & Betts, Inc.                                                    3,050                        128,100
                                                                                            -----------------

   TOTAL  INDUSTRIAL  MACHINERY  &  EQUIPMENT                                                        288,109
                                                                                            -----------------

MEDIA  &  LEISURE - 2.0%
Leisure Durables & Toys - 1.1%
Adams Golf, Inc. (a)                                                    3,000                         11,250
Callaway Golf, Inc.                                                     5,000                         75,313
                                                                                            -----------------
                                                                                                      86,563
                                                                                            -----------------
Lodging & Gaming - 0.9%
Cedar Fair, L.P.                                                        3,000                         72,000
                                                                                            -----------------

   TOTAL  MEDIA  &  LEISURE                                                                          158,563
                                                                                            -----------------

NON-DURABLES - 11.1%
Cosmetics - 2.7%
Avon Products                                                           3,840                        208,560
                                                                                            -----------------


See accompanying notes which are an integral part of the financial statements


Carl Domino Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                          Shares                        Value

NON-DURABLES - continued
Foods - 4.8%
General Mills Inc.                                                      1,800                      $ 131,625
Heinz (H.J.)                                                            2,300                        107,381
Quaker Oats                                                             2,200                        142,038
                                                                                            -----------------
                                                                                                     381,044
                                                                                            -----------------
Household Products - 2.5%
Kimberly-Clark Group                                                    2,400                        147,150
Tupperware Corp.                                                        2,000                         47,375
                                                                                            -----------------
                                                                                                     194,525
                                                                                            -----------------
Tobacco - 1.1%
Philip Morris Cos., Inc.                                                2,550                         89,410
                                                                                            -----------------

   TOTAL  NON-DURABLES                                                                               873,539
                                                                                            -----------------

RETAIL  &  WHOLESALE - 4.9%
Department Stores - 4.9%
May Department Stores                                                   4,350                        173,184
Penney (J.C.)                                                           4,650                        212,156
                                                                                            -----------------
                                                                                                     385,340
                                                                                            -----------------
SERVICES - 3.6%
Printing - 1.2%
Deluxe Corp.                                                            2,600                         90,025
                                                                                            -----------------

Miscellaneous Services - 2.4%
Dun & Bradstreet Corp.                                                  3,000                        110,250
Unisource Worldwide                                                     9,690                         78,731
                                                                                            -----------------
                                                                                                     188,981
                                                                                            -----------------

   TOTAL  SERVICES                                                                                   279,006
                                                                                            -----------------

TECHNOLOGY - 7.2%
Communications Equipment - 2.4%
Amerilink Corp. (a)                                                     1,900                         13,063
Harris Corp.                                                            5,000                        172,812
                                                                                            -----------------
                                                                                                     185,875
                                                                                            -----------------
Electronics - 3.0%
Hypercom Corp.(a)                                                       8,000                         52,000
Tektronix Inc.                                                          6,850                        166,112
Ultralife Batteries, Inc. (a)                                           5,000                         23,125
                                                                                            -----------------
                                                                                                     241,237
                                                                                            -----------------
Photography & Imaging - 1.8%
Eastman Kodak, Inc.                                                     1,850                        138,056
                                                                                            -----------------

   TOTAL  TECHNOLOGY -                                                                               565,168
                                                                                            -----------------


See accompanying notes which are an integral part of the financial statements


Carl Domino Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                          Shares                        Value

TRANSPORTATION - 1.2%
Shipping - 1.2%
Knightsbridge Tankers Ltd. A                                            5,000                       $ 94,063
                                                                                            -----------------

UTILITIES - 12.2%
Electric Utility - 1.8%
Korea Electric Power                                                    8,600                        141,900
                                                                                            -----------------

Natural Gas - 6.6%
Midcoast Energy Resources, Inc.                                         5,500                         93,500
Sonat Corporation                                                       6,004                        214,643
Williams Companies                                                      4,500                        212,625
                                                                                            -----------------
                                                                                                     520,768
                                                                                            -----------------
Telephone Services - 3.8%
AT&T  Corp.                                                             2,850                        143,925
Telefonica de Argentina                                                 4,000                        149,500
                                                                                            -----------------
                                                                                                     293,425
                                                                                            -----------------

   TOTAL  UTILITIES -                                                                                956,093
                                                                                            -----------------

TOTAL COMMON STOCKS (Cost $6,892,462)                                                              7,766,866
                                                                                            -----------------

Preferred Stock - 1.1%
FINANCE - 1.1%
Insurance - 1.1%
Conseco Financial Preferred Series F (Cost $100,000)                    2,000                         84,125
                                                                                            -----------------

                                                                 Principal
                                                                   Amount                        Value
Money Market Securities - 0.3%
Star Treasury Fund, 4.01% (b) (Cost $27,345)                         $ 27,345                         27,345
                                                                                            -----------------

TOTAL INVESTMENTS - 100.5%  (Cost $ 7,019,807)                                                     7,878,336
                                                                                            -----------------
Other assets less liabilities - (0.5%)                                                               (37,843)
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 7,840,493
                                                                                            =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Carl Domino Equity Income Fund                                                      April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $7,019,807)                                   $ 7,878,336
Receivable for securities sold                                                             147,258
Receivable for fund shares sold                                                                421
Dividends receivable                                                                         5,786
Interest receivable                                                                            100
                                                                                 ------------------
     Total assets                                                                        8,031,901

Liabilities
Accrued investment advisory fee payable                              $ 11,362
Payable for securities purchased                                      168,180
Payable for fund shares redeemed                                       11,866
                                                             -----------------
     Total liabilities                                                                     191,408
                                                                                 ------------------

Net Assets                                                                             $ 7,840,493
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 6,512,554
Accumulated undistributed net investment income                                             18,289
Accumulated undistributed net realized gain on investments                                 451,121
Net unrealized appreciation on investments                                                 858,529
                                                                                 ------------------

Net Assets, for   459,727 shares                                                       $ 7,840,493
                                                                                 ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($7,840,493/459,727)                        $ 17.05
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements

Carl Domino Equity Income Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)

Investment Income
Dividend income                                                                                              $ 92,962
Interest income                                                                                                   967
                                                                                                   -------------------
Total Income                                                                                                   93,929


Expenses
Investment advisory fee                                                                 $ 56,209
Trustees' fees                                                                               813
                                                                                  ---------------
Total expenses before reimbursement                                                       57,022
Reimbursed expenses                                                                         (813)
                                                                                  ---------------
Total operating expenses                                                                                       56,209
                                                                                                   -------------------
Net Investment Income                                                                                          37,720
                                                                                                   -------------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                               493,706
Change in net unrealized appreciation (depreciation)
   on investment securities                                                              680,553
                                                                                  ---------------
Net gain on investment securities                                                                           1,174,259
                                                                                                   -------------------
Net increase in net assets resulting from operations                                                      $ 1,211,979
                                                                                                   ===================


See accompanying notes which are an integral part of the financial statements

Carl Domino Equity Income Fund
Statement of Changes in Net Assets
                                                                              Six months
                                                                                ended                  Year
                                                                              April 30,               ended
                                                                                 1999              October 31,
                                                                             (Unaudited)               1998
                                                                           -----------------     -----------------
Increase (Decrease) in Net Assets
Operations
  Net investment income                                                            $ 37,720              $ 77,723
  Net realized gain (loss) on investment securities                                 493,706               (14,920)
  Change in net unrealized appreciation (depreciation)                              680,553              (341,521)
                                                                           -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                 1,211,979              (278,718)
                                                                           -----------------     -----------------
Distributions to shareholders
  From net investment income                                                        (87,853)              (37,359)
  From net realized gain                                                                  -              (250,840)
                                                                           -----------------     -----------------
  Total distributions                                                               (87,853)             (288,199)
                                                                           -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                  441,108             4,543,528
  Shares issued in reinvestment of distributions                                     83,004               285,845
  Shares redeemed                                                                (1,145,505)             (675,074)
                                                                           -----------------     -----------------
Net increase (decrease) in net assets resulting
  from share transactions                                                          (621,393)            4,154,299
                                                                           -----------------     -----------------
  Total increase in net assets                                                      502,733             3,587,382

Net Assets
  Beginning of period                                                             7,337,760             3,750,378
                                                                           -----------------     -----------------
  End of period [including accumulated undistributed net
    investment income of $18,289 and $68,952, respectively]                     $ 7,840,493           $ 7,337,760
                                                                           =================     =================


See accompanying notes which are an integral part of the financial statements

Carl Domino Equity Income Fund
Financial Highlights
                                                Six months
                                                   ended                                    Period
                                                 April 30,     Years ended October 31,       ended
                                                   1999        -----------------------    October 31,
                                                (Unaudited)      1998          1997         1996 (c)
                                                  -------       -------       -------       -------
Selected Per Share Data
Net asset value, beginning of period              $ 14.68       $ 16.15       $ 12.03       $ 10.00
                                                  -------       -------       -------       -------
Income from investment operations
  Net investment income                              0.08          0.21          0.19          0.16
  Net realized and unrealized gain (loss)            2.46         (0.60)         4.15          1.87
                                                  -------       -------       -------       -------
Total from investment operations                     2.54         (0.39)         4.34          2.03
                                                  -------       -------       -------       -------
Less Distributions
  From net investment income                        (0.17)        (0.14)        (0.22)            -
  From net realized gain                                -         (0.94)            -             -
                                                  -------       -------       -------       -------
Total distributions                                 (0.17)        (1.08)        (0.22)            -
                                                  -------       -------       -------       -------
Net asset value, end of period                    $ 17.05       $ 14.68       $ 16.15       $ 12.03
                                                  =======       =======       =======       =======

Total Return (b)                                   17.96%       (3.17)%        36.58%        20.30%

Ratios and Supplemental Data
Net assets, end of period (000)                    $7,840        $7,338        $3,750        $1,122
Ratio of expenses to average net assets             1.50% (a)     1.50%          1.50%        1.51% (a)
Ratio of expenses to average net assets
   before reimbursement                             1.52% (a)     1.53%          1.55%        1.73% (a)
Ratio of net investment income to
   average net assets                               1.01% (a)     1.37%          1.28%        1.57% (a)
Ratio of net investment income to
   average net assets before reimbursement          0.98% (a)     1.33%          1.22%        1.35% (a)
Portfolio turnover rate                            49.82% (a)    75.95%         52.49%       62.51% (a)


(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) December 1, 1995 (commencement of operations) to October 31, 1996

See accompanying notes which are an integral part of the financial statements

                         Carl Domino Equity Income Fund
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     Carl Domino Equity Income Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The Fund's investment objective is to provide long-term growth of capital together with current income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                         Carl Domino Equity Income Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Carl Domino Associates, L.P. (the "Adviser") to manage the Fund's investments. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl Domino. Mr. Domino is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the six-month period ended April 30, 1999, the Adviser has received a fee of $56,209 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.50%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $813.

                         Carl Domino Equity Income Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $15,000 from the Adviser for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of Fund shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

 NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $6,512,554.

     Transactions in shares were as follows:

                       Six months ended                       Year ended
                        April 30, 1999                      October 31, 1998

                     Shares         Dollars             Shares         Dollars

Shares sold          28,844        $441,108            293,838       $4,543,528
Shares issued in
reinvestment of
dividends             5,461          83,004             18,442          285,845
Shares redeemed     (74,395)     (1,145,505)           (44,714)        (675,074)
                     ------       ---------            -------       ----------
                    (40,090)      $(621,393)           267,566       $4,154,299
                     ======       =========            =======       ==========


NOTE 5.  INVESTMENTS

     For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $1,859,855 and $2,485,388, respectively. The gross unrealized appreciation for all securities totaled $1,389,157 and

                         Carl Domino Equity Income Fund
                          Notes to Financial Statements
                      April 30, 1999 (Unaudited) -continued


NOTE 5.  INVESTMENTS - continued

the gross unrealized depreciation for all securities totaled $530,628 for a net unrealized appreciation of $858,529. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $7,019,807.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, Carl Domino Associates, L.P., and entities which the Adviser could be deemed to control or have investment discretion over, beneficially owned in aggregate more than 25% of the Fund.


NOTE 8. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or servicers do not properly process and calculate date related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

Carl Domino Global Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 97.2%                                              Shares                        Value

BASIC  INDUSTRIES - 8.7%
Chemicals - 2.9%
DuPont (E.I.) De Nemours                                                  300                       $ 21,188
PPG Industries, Inc.                                                      300                         19,481
                                                                                            -----------------
                                                                                                      40,669
                                                                                            -----------------
Manufacturers / Diversified - 3.3%
Minnesota Mining & Manufacturing Co.                                      200                         17,800
Tenneco, Inc.                                                           1,000                         27,000
                                                                                            -----------------
                                                                                                      44,800
                                                                                            -----------------
Metals & Mining - 2.5%
Rio Tinto PLC                                                             500                         34,062
                                                                                            -----------------

   TOTAL  BASIC  INDUSTRIES                                                                          119,531
                                                                                            -----------------

DURABLES - 5.5%
Autos & Auto Parts - 5.5%
DaimlerChrysler AG                                                        200                         19,638
Delphi Automotive Systems, Inc.                                         1,000                         19,437
Ford Motor Co.                                                            200                         12,788
Snap-On, Inc.                                                             350                         11,397
Volvo AB - Class B                                                        500                         13,250
                                                                                            -----------------
                                                                                                      76,510
                                                                                            -----------------
ENERGY - 20.0%
Energy Services - 3.9%
Baker Hughes, Inc.                                                        500                         14,937
Schlumberger Ltd.                                                         600                         38,325
                                                                                            -----------------
                                                                                                      53,262
                                                                                            -----------------
Oil & Gas - 16.1%
Elf Aquitane                                                              300                         23,438
Eni Oil SPA                                                               200                         13,075
Royal Dutch Petroleum                                                     400                         23,475
Shell Transportation & Trading                                            600                         27,262
Texaco, Inc.                                                              200                         12,550
TOTAL - Class B                                                           500                         34,000
USX-Marathon Group                                                      1,500                         46,875
YPF Sociedad Anonima                                                    1,000                         42,000
                                                                                            -----------------
                                                                                                     222,675
                                                                                            -----------------

   TOTAL  ENERGY                                                                                     275,937
                                                                                            -----------------

FINANCE - 13.6%
Banks - 10.0%
Banco Santiago                                                            500                          8,875
Bank of America Corp.                                                     400                         28,800


See accompanying notes which are an integral part of the financial statements


Carl Domino Global Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                          Shares                        Value

FINANCE - continued
Banks - continued
Bank of Ireland                                                           200                         15,950
Barclays PLC                                                              200                         25,000
Chase Manhattan, Inc.                                                     150                         12,413
First Union Corp.                                                         350                         19,381
Morgan (J.P.)                                                             200                         26,950
                                                                                            -----------------
                                                                                                     137,369
                                                                                            -----------------
Insurance - 3.6%
AXA-UAP                                                                   300                         19,181
ING Groep                                                                 150                          9,206
SAFECO Corp.                                                              550                         21,863
                                                                                            -----------------
                                                                                                      50,250
                                                                                            -----------------

   TOTAL  FINANCE                                                                                    187,619
                                                                                            -----------------

HEALTH - 5.8%
Medical Equipment & Supplies - 1.8%
Baxter International, Inc.                                                400                         25,200
                                                                                            -----------------

Pharmaceuticals - 4.0%
American Home Products Corp.                                              200                         12,200
Glaxo Wellcome PLC                                                        400                         23,300
SmithKline Beecham                                                        300                         19,706
                                                                                            -----------------
                                                                                                      55,206
                                                                                            -----------------

   TOTAL  HEALTH                                                                                      80,406
                                                                                            -----------------

INDUSTRIAL  MACHINERY  &  EQUIPMENT - 1.7%
Electrical Equipment - 0.6%
Thomas & Betts, Inc.                                                      200                          8,400
                                                                                            -----------------

Industrial Machinery & Equipment - 1.1%
New Holland NV                                                          1,000                         14,500
                                                                                            -----------------

   TOTAL  INDUSTRIAL  MACHINERY  &  EQUIPMENT                                                         22,900
                                                                                            -----------------

MEDIA  &  LEISURE - 3.5%
Entertainment - 1.9%
News Corp. Ltd.                                                           800                         26,100
                                                                                            -----------------

Publishing - 1.6%
McGraw-Hill Companies                                                     400                         22,100
                                                                                            -----------------

   TOTAL  MEDIA  &  LEISURE                                                                           48,200
                                                                                            -----------------

See accompanying notes which are an integral part of the financial statements


Carl Domino Global Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                          Shares                        Value

NON-DURABLES - 5.8%
Cosmetics - 1.4%
Avon Products                                                             350                         19,009
                                                                                            -----------------

Household Products - 3.0%
Kimberly-Clark Group                                                      200                         12,263
Unilever PLC                                                              800                         28,650
                                                                                            -----------------
                                                                                                      40,913
                                                                                            -----------------
Tobacco - 1.4%
BAT Industries PLC                                                        500                          8,750
Philip Morris Cos., Inc.                                                  300                         10,519
                                                                                            -----------------
                                                                                                      19,269
                                                                                            -----------------

   TOTAL  NON-DURABLES                                                                                79,191
                                                                                            -----------------

RETAIL  &  WHOLESALE - 3.3%
Department Stores - 3.3%
Penney (J.C.)                                                           1,000                         45,625
                                                                                            -----------------

SERVICES - 1.3%
Miscellaneous Services - 1.3%
Dun & Bradstreet Corp.                                                    500                         18,375
                                                                                            -----------------

TECHNOLOGY - 4.8%
Computer Services & Software - 1.8%
SAP AG                                                                    800                         25,100
                                                                                            -----------------

Electronics - 1.8%
Tektronix Inc.                                                          1,000                         24,250
                                                                                            -----------------

Photography & Imaging - 1.2%
Eastman Kodak, Inc.                                                       200                         14,925
Polaroid Corp.                                                            100                          2,062
                                                                                            -----------------
                                                                                                      16,987
                                                                                            -----------------

   TOTAL  TECHNOLOGY -                                                                                66,337
                                                                                            -----------------

UTILITIES - 23.2%
Cellular - 1.0%
Stet Hellas Telecommunications (a)                                        500                         13,500
                                                                                            -----------------

Electric Utility - 4.3%
Endesa SA                                                                 700                         15,444
Illinova Corp.                                                            500                         13,125
Korea Electric Power                                                      500                          8,250


See accompanying notes which are an integral part of the financial statements


Carl Domino Global Equity Income Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued

UTILITIES - continued
Electric Utility - continued
Reliant Energy, Inc.                                                      400                         11,325
Veba Corp.                                                                200                         11,000
                                                                                            -----------------
                                                                                                      59,144
                                                                                            -----------------
Natural Gas - 6.6%
British Gas PLC                                                           500                         14,031
El Paso Energy Corp.                                                      800                         29,400
Transportadora De Gas                                                   1,500                         14,344
Williams Companies                                                        700                         33,075
                                                                                            -----------------
                                                                                                      90,850
                                                                                            -----------------
Telephone Services - 11.3%
AT&T  Corp.                                                               450                         22,725
Bell Atlantic Corp.                                                       200                         11,525
British Telecommunication                                                 150                         25,163
Nippon Telegraph & Telephone                                              500                         26,875
STAR Telecommunications, Inc. (a)                                       2,000                         19,375
Telecomm Italia SPA                                                       300                         31,856
Telefonica de Argentina                                                   500                         18,687
                                                                                            -----------------
                                                                                                     156,206
                                                                                            -----------------

   TOTAL  UTILITIES -                                                                                319,700
                                                                                            -----------------

TOTAL COMMON STOCKS (Cost $1,237,569)                                                              1,340,331
                                                                                            -----------------

                                                                 Principal
                                                                   Amount                        Value
Money Market Securities - 3.5%
Star Treasury Fund, 4.01% (b) (Cost $48,775)                         $ 48,775                         48,775
                                                                                            -----------------

TOTAL INVESTMENTS - 100.7%  (Cost $1,286,344)                                                      1,389,106
                                                                                            -----------------
Other assets less liabilities - (0.7%)                                                                (9,401)
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 1,379,705
                                                                                            =================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Carl Domino Global Equity Income Fund                                               April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $1,286,344)                                   $ 1,389,106
Dividends receivable                                                                         3,357
Interest receivable                                                                             84
                                                                                 ------------------
     Total assets                                                                        1,392,547

Liabilities
Accrued investment advisory fee payable                               $ 1,743
Payable for securities purchased                                       11,099
                                                             -----------------
     Total liabilities                                                                      12,842
                                                                                 ------------------

Net Assets                                                                             $ 1,379,705
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 1,272,889
Accumulated undistributed net investment income                                              4,536
Accumulated net realized gain (loss) on investments                                           (482)
Net unrealized appreciation on investments                                                 102,762
                                                                                 ------------------

Net Assets, for   113,489 shares                                                       $ 1,379,705
                                                                                 ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($1,379,705/113,489)                        $ 12.16
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements

Carl Domino Global Equity Income Fund
Statement of Operations for the period December 31, 1998
   (Commencement of Operations) to April 30, 1999 (Unaudited)
Investment Income
Dividend income                                                                                               $ 8,720
Interest income                                                                                                 1,260
                                                                                                   -------------------
Total Income                                                                                                    9,980


Expenses
Investment advisory fee                                                                  $ 5,444
Trustees' fees                                                                               289
                                                                                  ---------------
Total Expenses before Reimbursement                                                        5,733
Reimbursed expenses                                                                         (289)
                                                                                  ---------------
Total Operating Expenses                                                                                        5,444
                                                                                                   -------------------
Net Investment Income                                                                                           4,536
                                                                                                   -------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                           (482)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                              102,762
                                                                                  ---------------
Net gain on investment securities                                                                             102,280
                                                                                                   -------------------
Net increase in net assets resulting from operations                                                        $ 106,816
                                                                                                   ===================

See accompanying notes which are an integral part of the financial statements

Carl Domino Global Equity Income Fund
Statement  of  Changes  In  Net  Assets  for  the  period   December   31,  1998
   (Commencement of Operations) to April 30, 1999 (Unaudited)




Increase/(Decrease) in Net Assets
Operations
  Net investment income                                                 $ 4,536
  Net realized gain (loss) on investment securities                        (482)
  Change in net unrealized appreciation (depreciation)                  102,762
                                                               -----------------
  Net Increase in net assets resulting from operations                  106,816
                                                               -----------------
Share Transactions
  Net proceeds from sale of shares                                    1,382,789
  Shares redeemed                                                      (109,900)
                                                               -----------------
Net increase in net assets resulting
  from share transactions                                             1,272,889
                                                               -----------------
  Total increase in net assets                                        1,379,705

Net Assets
  Beginning of period                                                         -
                                                               -----------------
  End of period [including accumulated undistributed net
    investment income of $4,536]                                    $ 1,379,705
                                                               =================

See accompanying notes which are an integral part of the financial statements

Carl Domino Global Equity Income Fund
Financial Highlights for the period December 31, 1998
   (Commencement of Operations) to April 30, 1999 (Unaudited)




Selected Per Share Data
Net asset value, beginning of period                           $ 10.00
                                                        ---------------
Income from investment operations
  Net investment income                                           0.05
  Net realized and unrealized gain (loss)                         2.11
                                                        ---------------
Total from investment operations                                  2.16
                                                        ---------------

Net asset value, end of period                                 $ 12.16
                                                        ===============

Total Return (b)                                                21.60%

Ratios and Supplemental Data
Net assets, end of period (000)                                 $1,380
Ratio of expenses to average net assets                          1.50% (a)
Ratio of expenses to average net assets
   before reimbursement                                          1.60% (a)
Ratio of net investment income to
   average net assets                                            1.27% (a)
Ratio of net investment income to
   average net assets before reimbursement                       1.19% (a)
Portfolio turnover rate                                         20.25% (a)

(a)  Annualized
(b) For periods of less than a full year, total returns are not annualized.

See accompanying notes which are an integral part of the financial statements

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     Carl Domino Global Equity Income Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust), on October 22, 1998 and commenced operations on December 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to provide long-term growth of capital together with current income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Carl Domino Associates, L.P. (the "Adviser") to manage the Fund's investments. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl J. Domino. John Wagstaff-Callahan, a partner of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from December 31, 1998 (commencement of operations) through April 30, 1999, the Adviser received a fee of $5,444 from the Fund. The Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.50%. For the period from December 31, 1998 (commencement of operations) through April 30, 1999, The Advisor reimbursed expenses of $289.

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from December 31, 1998 (commencement of operations) to April 30, 1999, the Administrator received fees of $5,000 from the Adviser for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor from December 31, 1998 (commencement of operations) to April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $1,272,889.

     Transactions in shares were as follows:


                        For the period December 31, 1998
                 (Commencement of Operations) to April 30, 1999
                                      Shares                  Dollars

Shares sold                          123,489                $1,382,789
Shares  redeemed                     (10,000)                 (109,900)
                                    --------                 ---------
                                     113,489                $1,272,889
                                    ========                 =========


NOTE 5.  INVESTMENTS

     For the period from December 31, 1998 (commencement of operations) through April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $1,298,360 and $60,309, respectively. As of April 30, 1999, the gross unrealized appreciation for all securities totaled $163,231 and the gross unrealized depreciation for all securities totaled $60,469 for a net unrealized appreciation of

                      Carl Domino Global Equity Income Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 5.  INVESTMENTS - continued

$102,762. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $1,286,344.


NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, Carl Domino Associates, L.P., and entities which the Adviser could be deemed to control or have investment discretion over, beneficially owned in aggregate more than 25% of the Fund.


NOTE 7. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Adviser, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

Carl Domino Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 99.6%                                              Shares                        Value

FINANCE - 14.4%
Federal Sponsored Credit - 9.4%
Freddie Mac                                                             1,570                       $ 98,517
                                                                                            -----------------

Insurance - 5.0%
Berkshire Hathaway - Class B (a)                                           21                         51,870
                                                                                            -----------------

   TOTAL  FINANCE                                                                                    150,387
                                                                                            -----------------

HEALTH - 14.6%
Medical Equipment & Supplies - 9.0%
Johnson & Johnson, Inc.                                                   360                         35,100
Medtronic, Inc.                                                           810                         58,269
                                                                                            -----------------
                                                                                                      93,369
                                                                                            -----------------
Pharmaceuticals - 5.6%
Pfizer, Inc.                                                              260                         29,916
Schering-Plough Corp.                                                     600                         28,988
                                                                                            -----------------
                                                                                                      58,904
                                                                                            -----------------

   TOTAL  HEALTH                                                                                     152,273
                                                                                            -----------------

MEDIA  &  LEISURE - 6.1%
Entertainment - 2.8%
Disney (Walt) Co.                                                         920                         29,210
                                                                                            -----------------

Publishing - 3.3%
Gannett Co.                                                               480                         33,990
                                                                                            -----------------

   TOTAL  MEDIA  &  LEISURE                                                                           63,200
                                                                                            -----------------

NON-DURABLES - 5.5%
Beverages - 5.5%
Coca-Cola Co.                                                             840                         57,120
                                                                                            -----------------

RETAIL  &  WHOLESALE - 9.8%
Building Supplies - 3.2%
Home Depot, Inc.                                                          560                         33,565
                                                                                            -----------------

General Merchandise Stores - 3.3%
Wal-Mart Stores, Inc.                                                     740                         34,040
                                                                                            -----------------

Retail & Wholesale, Miscellaneous - 3.3%
Staples, Inc. (a)                                                       1,150                         34,500
                                                                                            -----------------

   TOTAL  RETAIL  &  WHOLESALE                                                                       102,105
                                                                                            -----------------

See accompanying notes which are an integral part of the financial statements


Carl Domino Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                          Shares                        Value

TECHNOLOGY - 36.0%
Computers & Office Equipment - 16.6%
Dell Computer Corp. (a)                                                 1,540                       $ 63,429
EMC Corp. (a)                                                           1,010                        110,027
                                                                                            -----------------
                                                                                                     173,456
                                                                                            -----------------
Computer Services & Software - 10.6%
Microsoft Corp. (a)                                                     1,360                        110,585
                                                                                            -----------------

Electronics - 5.9%
Intel Corp.                                                             1,000                         61,188
                                                                                            -----------------

Photography & Imaging - 2.9%
Xerox Corp.                                                               520                         30,550
                                                                                            -----------------

   TOTAL  TECHNOLOGY -                                                                               375,779
                                                                                            -----------------

UTILITIES - 13.2%
Telephone Services - 13.2%
AT&T  Corp.                                                               670                         33,835
MCI WorldCom (a)                                                        1,260                        103,556
                                                                                            -----------------
                                                                                                     137,391
                                                                                            -----------------

TOTAL COMMON STOCKS (Cost $1,018,294)                                                              1,038,255
                                                                                            -----------------

                                                                 Principal
                                                                   Amount                        Value
Money Market Securities - 0.5%
Star Treasury Fund, 4.01% (b) (Cost $5,910)                           $ 5,910                          5,910
                                                                                            -----------------

TOTAL INVESTMENTS - 100.1%  (Cost $1,024,204)                                                      1,044,165
                                                                                            -----------------
Other assets less liabilities - (0.1%)                                                                (1,361)
                                                                                            -----------------
TOTAL NET ASSETS - 100.0%                                                                        $ 1,042,804
                                                                                            =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Carl Domino Growth Fund                                                             April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $1,024,204)                                   $ 1,044,165
Interest receivable                                                                             47
                                                                                 ------------------
     Total assets                                                                        1,044,212

Liabilities
Accrued investment advisory fee payable                               $ 1,408
                                                             -----------------
     Total liabilities                                                                       1,408
                                                                                 ------------------

Net Assets                                                                             $ 1,042,804
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 1,024,500
Accumulated net investment income (loss)                                                    (2,839)
Accumulated undistributed net realized gain on investments                                   1,182
Net unrealized appreciation on investments                                                  19,961
                                                                                 ------------------

Net Assets, for   99,756 shares                                                        $ 1,042,804
                                                                                 ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($1,042,804/99,756)                         $ 10.45
                                                                                 ==================


See accompanying notes which are an integral part of the financial statements

Carl Domino Growth Fund
Statement of Operations for the period December 31, 1998
   (Commencement of Operations) to April 30, 1999 (Unaudited)

Investment Income
Dividend income                                                                                               $ 1,005
Interest income                                                                                                   498
                                                                                                   -------------------
Total Income                                                                                                    1,503


Expenses
Investment advisory fee                                                                  $ 4,342
Trustees' fees                                                                               289
                                                                                  ---------------
Total expenses before reimbursement                                                        4,631
Reimbursed expenses                                                                         (289)
                                                                                  ---------------
Total operating expenses                                                                                        4,342
                                                                                                   -------------------
Net Investment Income (Loss)                                                                                   (2,839)
                                                                                                   -------------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                                 1,182
Change in net unrealized appreciation (depreciation)
   on investment securities                                                               19,961
                                                                                  ---------------
Net gain on investment securities                                                                              21,143
                                                                                                   -------------------
Net increase in net assets resulting from operations                                                         $ 18,304
                                                                                                   ===================

See accompanying notes which are an integral part of the financial statements

Carl Domino Growth Fund
Statement  of  Changes  In  Net  Assets  for  the  period   December   31,  1998
   (Commencement of Operations) to April 30, 1999 (Unaudited)




Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                         $ (2,839)
  Net realized gain on investment securities                              1,182
  Change in net unrealized appreciation (depreciation)                   19,961
                                                              -----------------
  Net Increase in net assets resulting from operations                   18,304
                                                              -----------------
Share Transactions
  Net proceeds from sale of shares                                    1,128,300
  Shares redeemed                                                      (103,800)
                                                              -----------------
Net increase in net assets resulting
  from share transactions                                             1,024,500
                                                              -----------------
  Total increase in net assets                                        1,042,804

Net Assets
  Beginning of period                                                         -
                                                              -----------------
  End of period [including accumulated net
    investment loss of $2,839]                                      $ 1,042,804
                                                              =================

See accompanying notes which are an integral part of the financial statements

Carl Domino Growth Fund
Financial Highlights for the period December 31, 1998
   (Commencement of Operations) to April 30, 1999 (Unaudited)




Selected Per Share Data
Net asset value, beginning of period                           $ 10.00
                                                        ---------------
Income from investment operations
  Net investment income (loss)                                   (0.03)
  Net realized and unrealized gain (loss)                         0.48
                                                        ---------------
Total from investment operations                                  0.45
                                                        ---------------

                                                        ===============
Net asset value, end of period                                 $ 10.45
                                                        ===============

Total Return (b)                                                 4.50%

Ratios and Supplemental Data
Net assets, end of period (000)                                 $1,043
Ratio of expenses to average net assets                          1.50% (a)
Ratio of expenses to average net assets
   before reimbursement                                          1.62% (a)
Ratio of net investment income (loss) to
   average net assets                                          (0.99)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                     (1.09)% (a)
Portfolio turnover rate                                         38.84% (a)

(a)  Annualized
(b) For periods of less than a full year, total returns are not annualized.

See accompanying notes which are an integral part of the financial statements

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     Carl Domino Growth Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust), on October 22, 1998 and commenced operations on December 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide long term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Carl Domino Associates, L.P. (the "Adviser") to manage the Fund's investments. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl J. Domino. Bruce Honig is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from
December 31, 1998 (commencement of operations) through April 30, 1999, the Adviser received a fee of $4,342 from the Fund. The Adviser has voluntarily agreed to reimburse other expenses to the extent necessary to maintain total operating expenses at the rate of 1.50%. For the period December 31, 1998 (commencement of operations) through April 30, 1999, The Advisor reimbursed expenses of $289.

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from December 31, 1998 (commencement of operations) to April 30, 1999, the Administrator received fees of $5,000 from the Adviser for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor from December 31, 1998 (commencement of operations) to April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $1,024,500.

     Transactions in shares were as follows:


                        For the period December 31, 1998
                 (Commencement of Operations) to April 30, 1999

                         Shares                 Dollars

Shares sold            109,756                $1,128,300
Shares  redeemed       (10,000)                 (103,800)
                      --------                 ---------
                        99,756                $1,024,500
                      ========                 =========


NOTE 5.  INVESTMENTS

     For the period from December 31, 1998 (commencement of operations) through April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $1,114,108 and $96,996, respectively. As of April 30, 1999, the gross unrealized appreciation for all securities totaled $43,052 and the gross unrealized

                             Carl Domino Growth Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 5.  INVESTMENTS - continued

depreciation   for  all  securities   totaled   $23,091  for  a  net  unrealized
appreciation of $19,961. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $1,024,204.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, Carl Domino Associates, L.P., and entities which the Adviser could be deemed to control or have investment discretion over, beneficially owned in aggregate more than 25% of the Fund.


NOTE 7. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Adviser, Administrator or servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

Corbin Small-Cap Value Fund

May 17, 1999


Dear Shareholder:

The Corbin Small-Cap Value Fund experienced a very volatile six-month period. During five of those months, the market continued to ignore the type of stocks that comprise the majority of this fund's assets: small firms with low price/earning ratios in basic businesses with outstanding growth prospects. In April, however, this fund was one of the top performers in the country, as investors became more concerned with valuation than whether you had ".com" in your name. Many people have asked us if this is the beginning of a trend back toward value stocks, and small stocks in particular. However, we do not see what is happening as the beginning, rather a refocusing on the underlying long-term theme. Why do we think that this fund will be successful in the long-term?
Because we look at businesses and the price we are paying for them. Currently, the market is engaged in a period where it will pay outrageous prices for equities that are liquid (large) or in perceived growth (technology or healthcare) areas. People forget that the "com" in ".com" is short for "company." Companies can only stay in business over the long-term by making money. Many of the market's current set of darlings will not be able to achieve this feat in any meaningful way for years, at the minimum, or are at prices that do not justify their prospects.

At thirty-two years of age, I do not believe that "Old Fogy" status is mine for the taking, yet. My years of experience in watching and participating in the market have made me realize that using a selective eye is as important as following a well-reasoned pattern of investment. This does not mean that what you do will not fall in or out of favor given the market's vagaries. Rather, it means that we are constantly increasing our chances for success by moving the "pieces" (securities) into position, just like a successful chess master. As someone investing in our fund, it helps to know that we are always thinking ahead to our next set of moves, and then the moves after those. Our turnover has been fairly tame compared to most funds, as we take our disciplined approach and execute it for the long-term. This time horizon and our approach have been scorned by the popular press and the millions of neophyte investors with money at risk in the marketplace. The market has become a gambling casino, and stocks are the "one-armed bandits of choice" for the crowd. Ultimately, the Wall Street gamble is no different than the Las Vegas-style gamble - the odds will eventually swing against those without the mathematics in their favor. We intend to keep the mathematics of investment (price paid versus return) in our fund shareholder's favor.

Lately, this has proven to be a challenge for most managers. Clearly, it is most acceptable in today's society to "jump off the straight and narrow path" and indulge oneself in spur-of-the-moment activities for the moment's sake of feeling good. Unfortunately, there is always a consequence for this action that often far outweighs the fleeting pleasure. For many investors, the self-indulgence is having their assets over-weighted in areas where no value exists, and once the market realizes that, a precipitous price decline ensues. In other cases, it is not being able to see the forest through the trees and missing the long-term ability to profit. These investors are constantly running from "hot" sector to "hot" sector, trying to buy high and sell higher. What advantage do they have over other investors? What advantage does a proctologist think he has that can make him prosper over a professional investor holding the same stock over the short-term? We are seeing signs that make us believe that the current market cycle is drawing to a close. Institutions and individuals are abandoning their asset allocation strategy in droves to put more money in the "hot" areas, because they have been what has done best. This reminds me of something Wayne Gretzsky, the hockey legend, once said, and that is, "An average hockey player skates to where the puck is, but a great hockey player skates to where the puck is going to be." Investors must ask themselves, where is the profit in the future, because most likely it will not be where everyone else currently sees it. During the past year, your fund manager has skated to where he thought it would be, and alas, the puck did not appear. Therefore, we will continue to "skate hard" and position ourselves for the scoring opportunity we know will be coming.

One final comment I would like to make concerns a question that a fund holder recently asked: When we decide that an investment will not produce the results we expect, what do we do? If a company does not seem to be making the required progress toward achieving its long-term potential, we sell it. If a management team has been deceptive, we sell it. If the company has changed its focus, we sell it. If a company is reaching a valuation not justified by its fundamentals, we sell it. Otherwise, we hold it. I cannot tell you how many times in my career a stock we hold has moved down, only to receive a takeover offer at a substantially higher price than we had paid for it. This happened in April with American Buildings Company (ABCO), when the stock moved from $22 per share to $18 per share in less than two weeks. Within a week Onex, a Canadian firm, offered to purchase the whole firm at $36 per share. This would have deprived our shareholders of a large gain, if we had sold the stock because it declined.

OVERALL PORTFOLIO CHARACTERISTICS AND COMMENTARY

As of April 30th, the portfolio contained 24 equities, with 89.7% of the money in equity securities, and 10.3% in cash. Our portfolio is characterized by a few unique features that probably deserve comment. The first is the niche-type businesses that we tend to own. Many of them have substantial barriers to entry that should, over the long-term, allow for substantial profitability. For example, a recent purchase during the last six months has been our investment in Lancer. The company makes beverage dispensers that primarily are used for Coca-Cola products. The company has only one main competitor worldwide (who primarily has the Pepsi contracts) and should profit from the growth of Coke worldwide. The company has a unique, patented product that is a "play" on one of the best consumer brands in the world. Yet, I can assure you that the billions of dollars of venture capital out there pursuing deals will probably not consider starting a competitor to Lancer. The reason is that, although the niche is profitable, the market is currently not of a size such that a new entrant could justify the years that would be needed to patent products, get sales people, and develop the brand awareness needed to compete. It would just be easier to buy Lancer if one wished to enter that market.


The second thing we generally would like to mention is the incredible insider ownership that our firms enjoy. As we look at the securities, we see that these companies are run by owner-operators that have their cash right alongside ours in the company. Today in large companies, shareholders are seeing their interests diluted through stock options, money spent on luxuries for executives, and a virtual list of entitlements for officers and directors. Our companies' executives are hard working men and women who tend to have their offices attached to the factory, know all their employees' names, and have 80%+ of their wealth in the company stock. Consequently, we know that these people are going to get out of bed every day, go to work, and do what is best for the shareholders of the firm, because they are shareholders of the firm. This gives us much comfort during periods of time when share prices are fluctuating dramatically. Our owner-operators are out working so that share values will be maximized in the long-term.

PERFORMANCE DISCUSSION

The fund generated a total return of 1.06% for the six months ended April 30, 1999. The Russell 2000 returned 15.00% and the S&P 600 Small-Cap did 9.25% during that same time period. This has historically been one of the weirdest times in this marketplace, as liquidations in many small-cap mutual funds have caused extreme volatility. Coupled with this mix is the dominance of the
Internet stocks in the Russell 2000. Currently, the ten largest stocks in the index are all Internet-related. Due to the stellar performance of these stocks, the index has done substantially better than the average stock in the index actually has. However, this should change in the next few months, when mid-year adjustments are made in the index's list of companies, due to market capitalizations that are now too high to be included. I always find it interesting to note the difference in return between the two small-cap indices.

                 Returns for the Periods Ended April 30, 1999
--------------------------------------------------------------------------------
                                                                  Total Average
                                                                  Annual Return
                               Six Months        One Year        Since Inception
Fund / Index
Corbin Small-Cap Value Fund        1.06%         (36.22)%             (16.86)%
Russell 2000 Index                15.00%          (9.19)%                6.25%
S&P 600 Small-Cap Index            9.25%         (14.31)%                4.16%

The Russell 2000 Index and the S&P 600 Small-Cap Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices and reinvestment of dividends. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

DESCRIPTION OF THE FUND'S FIVE LARGEST SECURITY POSITIONS

A shareholder asked me to describe and discuss the five largest holdings of the portfolio. Even though I am not a piano player, I am more than happy to take requests. Therefore, I have discussed them below:

Successories is a leader in the motivational and people-recognition business. Its motivational items include wall decor, paper products, cups, etc. It currently owns about 30 retail outlets, franchises 40 more stores, and operates a catalog business. At the urging of Corbin & Company, Successories is divesting its company-owned retail stores to franchisees, along with some other corporate assets, to focus on its most profitable operations. These operations, catalog sales and sales to franchisees, have 70% and 35% margins, respectively, before corporate overhead. Therefore, if sales grow, the company can make extraordinary amounts of money. It is our feeling that the company will achieve a successful 1999, emerging from the year nearly debt-free and profitable, and will have successfully added new platforms to deliver its products. The Internet offers the company the opportunity to put its catalog online, which could save millions in printing and postage expense. Between cost savings and expected sales growth, it is our belief that the company could show tremendous gains in profitability over the next few years.

Durakon Industries is a leading maker of vehicle accessories and tow trucks. The company has an excellent financial condition and experienced management. In addition, future sales growth is virtually assured due to the company's recent award of a large General Motors contract starting in the year 2001. In addition, the company has a strong counter-cyclical element due to the fact that, as the economy slows, tow truck and vehicle accessories sales tend to increase. The company has reported strong earnings gains in the last few years, and we believe that this will continue for the foreseeable future. The company trades at a low multiple of earnings, as well as a low price/book ratio.

VTEL is a leader in the digital video-imaging business, primarily in the areas of video-teleconferencing and video-streaming. The company has an exciting line of products that it will introduce in the fall, as well as the integration of its video-streaming technology into its business products. The company has moved from being a hardware-oriented company to one that is software-oriented, meaning that it is a higher-margin, less capital-intensive business. It is our belief that missteps by competitors, coupled with a strong management team, will lead the company to excellent growth in profitability and industry dominance over the next five years.

Delta Financial is a leader in the mortgage-securitization market. The company originates and purchases mortgages that it then packages into securities and sells to investors. Last year, the industry went through substantial turmoil, as the Russian default and the collapse of LTCM drove investors into Treasury securities and away from mortgage-backed securities. Delta remained a pillar of strength in the industry, which had many casualties. With most of its competitors either out of business or crippled, Delta has a strong chance to increase its market share and have that business be substantially more profitable. The stock trades at a low price/earnings ratio, as well as price/book.

Rush Enterprises is in the large-truck service and sales business, controlling approximately 20% of the Peterbilt dealerships nationwide. In addition, it also owns heavy equipment dealerships. The company is well-positioned for growth, as it consolidates what was previously a fragmented industry. The company has excellent management and a very conservative financial position. In addition, the low valuation at the time of purchase was extremely compelling. If the company can maintain its consistent pattern of growth, we believe that the market will reward it with something other than a rock-bottom valuation.


FINAL THOUGHTS

Investing is a process of constantly trying to work factors beyond your control into your favor. That means having a disciplined way to buy and sell, to take what the market gives you, and to stay unemotional in your decisions. Over the last year, we have been handed a lemon for this style of investing. Yet, the one thing that is the aid of the true investor is time. That is because, with time, things like the compounding of earnings, or earnings in general, matter. Time will give other investors a chance to discover the securities owned by your fund. Time gives companies with strong businesses the opportunity to maneuver the odds in their favor, in order to build into even stronger businesses.

The other thing time does is to allow you to add to your holdings of this fund, as well as others. Take the opportunity afforded by time to continue to invest. One of Successories' motivational posters says: "You miss 100% of the shots you don't take." That is true with investing. You have to have money in the markets in order to make money in the markets. While short-term fluctuations can be unnerving, with time those can be evened out, allowing you to participate in the growth of these businesses.

We remain committed to viewing everything with the same philosophy of value that has served us so well in the past. If you have any questions, please do not hesitate to contact us.

Sincerely,



David A. Corbin, CFA
President and Chief
Investment Officer







This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund; this report is not authorized for distribution to prospective shareholders unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Corbin Small-Cap Value Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 89.7%                                             Shares                        Value
Auto Parts & Accessories - 1.9%
Bonded Motors, Inc. (a)                                              18,900                        $ 43,706
                                                                                           -----------------

Bottled & Canned Soft Drinks - 3.5%
Cott Corp. (a)                                                       12,440                          43,540
Lancer Corp. (a)                                                      4,900                          38,588
                                                                                           -----------------
                                                                                                     82,128
                                                                                           -----------------
Building Materials - 3.0%
Republic Group, Inc.                                                  4,000                          70,000
                                                                                           -----------------

Catalog & Mail Order Services - 10.2%
Successories, Inc. (a)                                               95,000                         237,500
                                                                                           -----------------

Communication Equipment - 6.1%
VTEL Corp. (a)                                                       27,500                         140,937
                                                                                           -----------------

Computer Software - 3.7%
Titan Corp. (a)                                                      15,000                          86,250
                                                                                           -----------------

Department Stores - 3.0%
Duckwall Alco Stores, Inc. (a)                                        7,500                          68,906
                                                                                           -----------------

Diversified Industrials - 2.2%
Griffon Corporation (a)                                               7,000                          51,188
                                                                                           -----------------

Fabricated Metal Products -  6.2%
Butler Manufacturing Co.                                              2,600                          77,188
RTI International Metals (a)                                          5,000                          66,562
                                                                                           -----------------
                                                                                                    143,750
                                                                                           -----------------
Financial Services - 9.7%
Delta Financial Corp. (a)                                            15,000                         118,125
Onyx Acceptance Corp. (a)                                            13,000                         107,250
                                                                                           -----------------
                                                                                                    225,375
                                                                                           -----------------
Food Retailers - 1.0%
Ingles Markets Inc. - Class A                                         2,000                          23,000
                                                                                           -----------------

Medical Supplies - 3.5%
Cyberonics, Inc. (a)                                                 10,000                          81,250
                                                                                           -----------------

Oil Drilling & Exploration - 3.4%
Unifab International Inc. (a)                                         7,000                          78,312
                                                                                           -----------------


See accompanying notes which are an integral part of the financial statements


Corbin Small-Cap Value Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                         Shares                        Value
Railroads - 1.0%
RailTex, Inc. (a)                                                     1,700                        $ 23,163
                                                                                           -----------------

Recreational Vehicles - 9.0%
Durakon Industries, Inc. (a)                                         17,400                         209,887
                                                                                           -----------------

Restaurants - 7.3%
CKE Restaurants, Inc.                                                 5,000                          81,875
Lone Star Steakhouse & Saloon (a)                                     8,030                          87,326
                                                                                           -----------------
                                                                                                    169,201
                                                                                           -----------------
Retailers - 5.1%
Rush Enterprises, Inc. (a)                                            8,400                         118,650
                                                                                           -----------------

Steel Manufacturing - 4.4%
Quanex Corp.                                                          3,980                         101,739
                                                                                           -----------------

Toys - 2.3%
Play by Play Toys & Novelties (a)                                     9,500                          52,250
                                                                                           -----------------

Trucks/Trailers - 3.2%
Wabash National Corp.                                                 4,715                          73,967
                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $2,301,606)                                                             2,081,159
                                                                                           -----------------

Money Market Securities - 13.1%                                Principal Amount                 Value
Star Treasury Fund, 4.01% (b) (Cost $304,513)                      $304,513                         304,513
                                                                                           -----------------

TOTAL INVESTMENTS - 102.8% (Cost $2,606,119)                                                      2,385,672
                                                                                           -----------------
Liabilities less other assets - (2.8%)                                                              (65,412)
                                                                                           -----------------
Total Net Assets - 100.0%                                                                       $ 2,320,260
                                                                                           =================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Corbin Small-Cap Value Fund                                                          April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $2,606,119)                                    $ 2,385,672
Receivable from custodian bank                                                                  654
Receivable for fund shares sold                                                               1,000
Interest receivable                                                                           1,010
                                                                                 -------------------
     Total assets                                                                         2,388,336

Liabilities
Accrued investment advisory fee payable                                $ 2,184
Payable for fund shares redeemed                                        65,892
                                                             ------------------

     Total liabilities                                                                       68,076
                                                                                 -------------------

Net Assets                                                                              $ 2,320,260
                                                                                 ===================

Net Assets consist of:
Paid in capital                                                                         $ 3,423,790
Accumulated net investment income (loss)                                                     (3,312)
Accumulated net realized gain (loss) on investments                                        (879,771)
Net unrealized depreciation on investments                                                 (220,447)
                                                                                 -------------------

Net Assets, for 346,571 shares                                                          $ 2,320,260
                                                                                 ===================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($2,320,260/346,571)                          $ 6.69
                                                                                 ==================


See accompanying notes which are an integral part of the financial statements

Corbin Small-Cap Value Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                                 $ 4,237
Interest Income                                                                                                   7,214
                                                                                                        ----------------
Total Income                                                                                                     11,451


Expenses
Investment advisory fee                                                                      $ 13,319
Trustees' fees                                                                                    813
                                                                                       ---------------
Total expenses before reimbursement                                                            14,132
Reimbursed expenses                                                                              (813)
                                                                                       ---------------
Total operating expenses                                                                                         13,319
                                                                                                        ----------------
Net Investment Income (Loss)                                                                                     (1,868)
                                                                                                        ----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                            (327,683)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                                   334,644
                                                                                       ---------------
Net gain on investment securities                                                                                 6,961
                                                                                                        ----------------
Net increase in net assets resulting from operations                                                            $ 5,093
                                                                                                        ================

See accompanying notes which are an integral part of the financial statements

Corbin Small-Cap Value Fund
Statement of Changes in Net Assets
                                                                                    Six months
                                                                                      ended                    Year
                                                                                    April 30,                 ended
                                                                                       1999                October 31,
                                                                                   (Unaudited)                 1998
                                                                                -------------------     -------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                            $ (1,868)               $ (3,050)
  Net realized gain (loss) on investment securities                                       (327,683)               (467,038)
  Change in net unrealized appreciation (depreciation)                                     334,644                (599,782)
                                                                                -------------------     -------------------
  Net increase (decrease) in net assets resulting from operations                            5,093              (1,069,870)
                                                                                -------------------     -------------------
Distributions to shareholders
  From net investment income                                                                     -                  (1,444)
  From net realized gain                                                                         -                 (90,963)
                                                                                -------------------     -------------------
  Total distributions                                                                            -                 (92,407)
                                                                                -------------------     -------------------
Share Transactions
  Net proceeds from sale of shares                                                         461,904               2,309,098
  Shares issued in reinvestment of distributions                                                 -                  86,814
  Shares redeemed                                                                         (435,741)               (279,062)
                                                                                -------------------     -------------------
Net increase in net assets resulting
  from share transactions                                                                   26,163               2,116,850
                                                                                -------------------     -------------------
  Total increase in net assets                                                              31,256                 954,573

Net Assets
  Beginning of period                                                                    2,289,004               1,334,431
                                                                                -------------------     -------------------
  End of period [including accumulated net investment (loss)
    of ($3,312) and ($1,444), respectively]                                            $ 2,320,260             $ 2,289,004
                                                                                ===================     ===================


See accompanying notes which are an integral part of the financial statements

Corbin Small-Cap Value Fund
Financial Highlights
                                                         Six months
                                                            ended                  Year                  Period
                                                          April 30,                ended                  ended
                                                            1999                October 31,            October 31,
                                                         (Unaudited)                1998                 1997 (c)
                                                       ----------------       ----------------       ----------------

Selected Per Share Data
Net asset value, beginning of period                            $ 6.62                $ 11.03                $ 10.00
                                                       ----------------       ----------------       ----------------
Income from investment operations
  Net investment income (loss)                                   (0.01)                 (0.01)                     -
  Net realized and unrealized gain (loss)                         0.08                  (3.76)                  1.03
                                                       ----------------       ----------------       ----------------
Total from investment operations                                  0.07                  (3.77)                  1.03
                                                       ----------------       ----------------       ----------------
Less Distributions
  From net investment income                                         -                  (0.01)                     -
  From net realized gain                                             -                  (0.63)                     -
                                                                              ----------------       ----------------
                                                       ----------------       ----------------
Total distributions                                                  -                  (0.64)                     -
                                                       ----------------       ----------------       ----------------
Net asset value, end of period                                  $ 6.69                 $ 6.62                $ 11.03
                                                       ================       ================       ================

Total Return (b)                                                 1.06%                 (36.07)%               10.30%

Ratios and Supplemental Data
Net assets, end of period (000)                                 $2,320                 $2,289                 $1,334
Ratio of expenses to average net assets                          1.25% (a)              1.25%                  1.23% (a)
Ratio of expenses to average net assets
  before reimbursement                                           1.33% (a)              1.30%                  1.23% (a)
Ratio of net investment income (loss) to
  average net assets                                           (0.18)% (a)            (0.15)%                  0.00%
Ratio of net investment income (loss) to
  average net assets before reimbursement                      (0.25)% (a)            (0.20)%                  0.00%
Portfolio turnover rate                                         65.94% (a)             86.42%                 20.41% (a)


(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) June 30, 1997 (commencement of operations) to October 31, 1997

See accompanying notes which are an integral part of the financial statements

                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     The Corbin Small-Cap Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to provide long term capital appreciation to its shareholders. The Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Corbin & Company (the "Advisor") to manage the Fund's investments. David A. Corbin, President of the Advisor, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six-month period ended April 30, 1999, the Advisor has received a fee of $13,319 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the fiscal year ended October 31, 1999, to the extent necessary to maintain total operating expenses at the rate of 1.25%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $813.

                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $10,000 from the Advisor for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999, was $3,423,790.

     Transactions in shares were as follows:

                        Six months ended                      Year ended
                         April 30, 1999                    October 31, 1998

                      Shares       Dollars               Shares       Dollars

Shares sold           73,883      $461,904              248,212      $2,309,098
Shares issued in
reinvestment of
dividends                  -             -                8,831          86,814
Shares redeemed      (73,152)     (435,741)             (32,184)       (279,062)
                      ------       -------              -------       ---------
                         731       $26,163              224,859      $2,116,850
                      ======       =======              =======       =========

                           Corbin Small-Cap Value Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 5. INVESTMENTS

     For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $607,411 and $652,263, respectively. The gross unrealized appreciation for all securities totaled $157,339 and the gross unrealized depreciation for all securities totaled $377,786 for a net unrealized depreciation of $220,447. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $2,606,119.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, Charles Schwab & Co. owned of record in aggregate more than 25% of the Fund.


NOTE 8. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests, or worldwide markets and economies.

Florida Street Funds

                             Letter to Shareholders
                                 April 30, 1999

Dear Shareholders,

     We are pleased to report to you on the results of operations in the Florida Street Funds during the six months ended April 30, 1999.
     Let us first review the significant events that occurred in the markets and economy recently. The DJIA finally breached the 10,000 mark for the first time, after which investors focused on factors that could propel the market from such a lofty level. Surprisingly, the focus was not on recent leaders. Technology shares became victims of bad news from Compaq Computer, which blamed its woes on industry fundamentals. While investors were assessing that situation, a number of developments led to an advance of markets around the globe. The European Central Bank made a surprise cut of 50 basis points in interest rates. The U.K. central bank cut interest rates 25 basis points. Then additional signs of recovery appeared in Asian economies and that the weakness in Brazil may not be as bad as anticipated. Suddenly, the market developed a perception of better global growth or at least less pronounced declines in economic activity for those countries in recession. This led to a torrid rotation into value stocks from the narrow list of growth stocks that carried the market to record highs.
     Industrials were the place to be as oil shares, aluminum and papers sent the DJIA to new highs while the S&P 500 retreated. The six-month advance in the Dow was 26.6% compared to 22.3% for the broader S&P 500 Index. During April the Dow rose 10.3% while the S&P managed only a 1.6% increase.
     Technology stocks were indiscriminately trashed, along with the associated Internet stocks. Ironically, this sudden, sharp rotation has actually helped restore some order to the U.S. market as both growth and value stocks have propelled the DJIA and S&P 500 to record highs.
      The market at such lofty levels is creating some nervousness on our part, because valuations have moved above a normal range when comparing earnings to bond alternatives (see Chart 1). We are staying the course, however, with a normal allocation to stocks and bonds and a well diversified fully invested position.
     Since the economy should be slowing in 1999 to a pace of near 2% growth in the second and third quarters of the year, we do not think it is critical that the Federal Reserve take any overt action such as increasing interest rates. The announcement of a bias toward tightening credit has caused the bond market to anticipate at least one tightening move. Investors have been bracing for such action due to the changed perceptions about global growth that were discussed above. Note that during the last six months the yield on the 1-year Treasury note has risen 42 basis points while the 5-year Treasury yield has jumped a whopping 96 basis points. It appears that the "bond vigilantes" are alive and well. This term was coined in the 1980's to represent institutional bondholders whose efforts were to keep real rates high and to help raise them further at the first hint of rising inflation. This was to keep bondholders from suffering through another inflationary cycle with negative returns.

                                    Chart 1
                            T-Bond to Earnings Yield
                    10-year T-note s S&P 500 earnings yield

                    Ratio        Mean      Plus 1 SD    Minus 1SD
         1980         0.8         1.2         1.38        1.03
                     0.73         1.2         1.38        1.03
         1981        1.18         1.2         1.38        1.03
                     1.21         1.2         1.38        1.03
         1982        1.07         1.2         1.38        1.03
                     1.15         1.2         1.38        1.03
         1983         1.3         1.2         1.38        1.03
                     1.45         1.2         1.38        1.03
         1984        1.42         1.2         1.38        1.03
                     1.23         1.2         1.38        1.03
         1985        1.12         1.2         1.38        1.03
                     1.33         1.2         1.38        1.03
         1986        1.36         1.2         1.38        1.03
                     1.19         1.2         1.38        1.03
         1987         1.7         1.2         1.38        1.03
                     1.88         1.2         1.38        1.03
         1988        1.23         1.2         1.38        1.03
                     1.08         1.2         1.38        1.03
         1989        1.02         1.2         1.38        1.03
                     1.17         1.2         1.38        1.03
         1990        1.19         1.2         1.38        1.03
                     1.37         1.2         1.38        1.03
         1991        1.17         1.2         1.38        1.03
                     1.43         1.2         1.38        1.03
         1992        1.36         1.2         1.38        1.03
                     1.15         1.2         1.38        1.03
         1993        1.07         1.2         1.38        1.03
                      0.9         1.2         1.38        1.03
         1994        0.98         1.2         1.38        1.03
                     1.14         1.2         1.38        1.03
         1995         1.1         1.2         1.38        1.03
                     0.95         1.2         1.38        1.03
         1996        0.89         1.2         1.38        1.03
                     1.09         1.2         1.38        1.03
         1997        1.23         1.2         1.38        1.03
                     1.36         1.2         1.38        1.03
         1998         1.2         1.2         1.38        1.03
                     1.39         1.2         1.38        1.03
                      1.1         1.2         1.38        1.03
         1999        1.32         1.2         1.38        1.03
       Apr-99        1.59         1.2         1.38        1.03

     We remain in a neutral stance in the bond market. We continue to favor corporate debt of intermediate maturities given the healthy state of the economy and the low level of inflation that allows investors to realize an above average return after inflation.
     Thank you for your support of the Florida Street Funds.



Sincerely,
The staff of Commonwealth Advisors, Inc.











This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund; this report is not authorized for distribution to prospective shareholders unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

                            Florida Street Bond Fund


     Evidence of continuing strength of the U.S. Economy took its toll on the bond market in the first half of the fund's fiscal year. Investors have become increasingly concerned that the Federal Reserve may raise short-term interest rates to reduce the risk of higher inflation.

     The weakest sectors of the bond market were the U.S. Treasury, Agency and higher-quality corporate bonds, while high-yield bonds (those rated below investment grade) performed much better. High Yield bonds usually perform well during periods of strong economic growth. During the first six months of the fund's fiscal year, the fund outperformed the broad investment grade market but trailed the Merrill Lynch High Yield bond index.

     We believe the current economic environment supports the case for high yield bonds. The fund has reduced its exposure to emerging market bonds, as we are increasingly concerned about the sustainability of the economic recovery in less developed countries. We are also concerned about the pressure on the Federal Reserve to raise interest rates. For this reason, we have not emphasized high-quality and long-dated bonds. We like the outlook for high-yield bonds. Also, we are finding value in distressed issues. This category includes energy credits, such as Parker Drilling, and telecommunications issues, such as Globalstar LLC.

     Since the summer of 1998, the funds share price (net asset value) has fallen from approximately $10 per share to $8.66 per share. The decline was offset by dividend and capital gain distributions of approximately $1.25 since May of 1988. The decline in price is largely the result of weakness in high yield bond prices over this period. Other markets were weak as well over this period of time. Small Capitalization stocks, Utilities and Real Estate Investment Trusts all performed below their historical averages during this period. In fact, few markets outside of large capitalization stocks enjoyed robust returns.

     We believe the weakness we described above has left a large gap in valuation between these markets and large capitalization stocks. In addition to the valuation gap we see between large capitalization stocks and other markets, we also see meaningful differences between the valuation of growth equities and value equities. In summary, investors have flocked to equities instead of bonds and they have focused mostly on large companies instead of small companies.

     Looking ahead, we believe the attractive valuation of high yield bonds supports a positive outlook for our markets. The most significant challenge facing the market is the uncertainty created by Year 2000 concerns. While most forecasts concerning Year 2000 are positive, we are concerned by the tone of corporation's disclosures and the lack of detailed information contained in these disclosures. Perhaps we are asking too much for companies to make more complete discussions of Year 2000 risks. However, when one considers the large number of computer systems and the increasing degree of connectivity between computer systems, it seems reasonable to us that at least some systems will be either fixed improperly or not fixed on time. This is stated not to cause alarm. Most companies have identified their "critical systems" and these systems are either fixed or undergoing repair. We are most concerned about the impact of Year 2000 outside the United States and have reduced or eliminated foreign holdings.
     Lastly, I want to thank you for the confidence you have placed in us. We know the last 12 months have not been good for many of the markets in which we invest and we appreciate the patience and support of our fellow shareholders.




Walter A. Morales CFA

Florida Street Bond Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stock - 2.5%                                                            Shares                         Value
American Mobile Satellite - Warrants                                                 1,000                        $ 1,250
Golden State Bancorp Litigation - Warrants                                          82,000                        153,750
Homeland Stores, Inc.                                                               67,286                        210,269
JPS Textile Group, Inc.                                                              8,245                         37,102
Rare Medium Group, Inc.                                                              8,000                        120,000
                                                                                                         -----------------
TOTAL COMMON STOCK (Cost $720,547)                                                                                522,371
                                                                                                         -----------------

Preferred Stock - 2.9%
Phone Tel Technologies, Inc.                                                         4,000                        312,000
Tesoro Petroleum Convertible                                                        25,000                        309,375
                                                                                                         -----------------
TOTAL PREFERRED STOCK (Cost $528,500)                                                                             621,375
                                                                                                         -----------------
                                                                              Principal
Corporate Bonds - 89.6%                                                        Amount                               Value
American Eco Corp. 9.625%, 5/15/08                                               $ 500,000                        302,500
American Rice, Inc. 13%, 7/31/02 (b)                                               770,000                        388,850
Aames Financial Corp. 9.125% 11/1/03                                               500,000                        367,500
Amresco 10%, 3/15/04                                                               120,000                        100,200
AMSC Acquisition Co., Inc. 12.25%, 4/1/08                                        1,000,000                        800,000
Amscan Holdings, Inc. 9.875%, 12/15/07 (c)                                         250,000                        217,813
Applied Extrusion Technologies, Inc. 11.50%, 4/1/02                                 35,000                         36,487
Bally Total Fitness Holdings Series B 9.875%, 10/15/07                             150,000                        153,750
Bigco Productions, Inc. 12%, 3/1/05 (e)                                            100,000                          9,000
Brauns Fashions, Inc. 12%, 1/1/05                                                  450,000                        447,750
Building Materials Corp. 8%, 10/15/07 (c)                                          100,000                         99,250
CAI Wireless Systems, Inc. 0%, 10/14/04                                          1,000,000                        495,000
CD Radio, Inc. 0%,12/1/07 (a)                                                      250,000                        131,250
Cafeteria Operators, Inc. 12%, 12/31/01                                            260,000                        259,350
Cirrus Logic, Inc. 6%, 12/15/03                                                    205,000                        137,606
Covad Communications Group 0%, 3/15/08 (a)                                         250,000                        188,750
Dairy Mart Stores, Inc. 10.25%, 3/15/04                                             10,000                          9,400
DiGiorgio Corp. 10%, 6/15/07                                                       100,000                         99,625
Dimon, Inc. 8.875%, 6/1/06                                                         175,000                        162,867
Discovery Zone, Inc. 13.50%, 8/1/02                                              3,500,000                        222,495
Edison Brothers Stores, Inc. 11%, 9/26/07                                        1,541,000                        516,235
Equimar Shipholding, Inc. 9.875%, 7/1/07                                           250,000                        178,438
Executive Risk Capital Trust 8.675%, 2/1/27                                        200,000                        216,194
Finlay Fine Jewelry Corp. 8.375%, 5/1/08                                            35,000                         34,825
Global Star, Inc. 11.25%, 6/15/04                                                  135,000                         96,525
Homeland Stores, Inc. 10%, 8/1/03                                                  605,000                        526,350
Iridium Capital Series B 14%, 7/15/05                                            1,115,000                        440,425
Iron Mountain, Inc. 8.75%, 9/30/09                                                 100,000                        103,000
Kelley Oil & Gas Corp. 14%, 4/15/03                                                500,000                        512,500
Laroche Industries, Inc. 9.50%, 9/15/07                                          1,500,000                      1,117,500
Mastellone Hermanos, Inc. 11.75%, 4/1/08                                           250,000                        228,438
Maxim Group, Inc. 9.25%, 10/15/07                                                  150,000                        147,000


See accompanying notes which are an integral part of the financial statements


Florida Street Bond Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued
                                                                              Principal
Corporate Bonds - continued                                                    Amount                         Value
McMillin Cos. LLC 13%, 8/31/06                                                  $1,020,000                    $ 1,020,000
Metricom, Inc. 8%, 9/15/03                                                         500,000                        345,000
Mrs. Fields Holdings Co. 14%, 12/1/05                                              500,000                        250,000
Mrs. Fields Orig. 10.125%, 12/1/04                                                 350,000                        339,500
National Equipment, Inc. 10%, 11/30/04 (c)                                         150,000                        156,000
Novacare, Inc. 5.50% 1/15/00                                                       900,000                        774,000
Packaged Ice, Inc. 9.75%, 2/1/05                                                   785,000                        800,700
Paging Net Brasi 13.50%, 6/6/05                                                    200,000                         87,500
Parker Drilling Co. 5.50%, 8/1/04                                                  900,000                        636,187
Phar-Mor, Inc. 11.72%,  9/11/02                                                     85,000                         89,675
Ram Energy, Inc. 11.50%, 2/15/08                                                   500,000                        282,500
S3, Inc. 5.75%, 10/1/03                                                            500,000                        383,125
Service Merchandise, Inc. 9%, 12/15/04                                           2,656,000                        604,240
Speciality Foods Corp.:
  11.25%, 8/15/03                                                                  320,000                        272,000
  0%, 8/15/05 (a)                                                                  250,000                         47,500
Sunbeam, Inc. 0%, 3/25/18                                                        1,000,000                        117,500
Telewest PLC 0%, 10/1/07 (a)                                                       250,000                        223,438
The Sports Club Co., Inc. 11.375%, 3/15/06 (c)                                   1,000,000                        993,750
Tops Appliance, Inc. 6.50%, 11/30/03                                               150,000                         75,000
Transamerica Energy, Inc. 11.50%, 6/15/02                                          350,000                         57,750
Tricon Global Restaurant:
  7.45% 5/15/05                                                                    300,000                        308,873
  7.65% 5/15/08                                                                    405,000                        421,646
U.S. Diagnostic Labs, Inc. 9%, 3/31/03                                             615,000                        405,900
United Dominion Real Estate 8.125%, 11/15/00                                       150,000                        153,694
United Refining Co. 10.75%, 6/15/07                                                220,000                        163,900
Webb Dell, Inc. 9.375%, 5/1/09                                                     195,000                        194,269
Wickes, Inc. 11.625%, 12/15/03                                                     600,000                        543,000
Zilog, Inc. 9.50%, 3/1/05                                                          500,000                        460,000
                                                                                                         -----------------
TOTAL CORPORATE BONDS  (Cost $20,970,422)                                                                      18,953,520
                                                                                                         -----------------

Convertible Bonds - 3.2%
Aspen Technology, Inc. 5.25% 6/15/05                                             1,000,000                        567,500
Lechters, Inc. 5%, 9/27/01                                                         150,000                        106,500
                                                                                                         -----------------
TOTAL CONVERTIBLE BONDS  (Cost $755,119)                                                                          674,000
                                                                                                         -----------------

See accompanying notes which are an integral part of the financial statements


Florida Street Bond Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued
                                                                              Principal
U.S. Government Obligations - 1.8%                                             Amount                         Value
Freddie Mac:
  Series 1652 SC, 10.646%, 6/15/23 (d)                                            $ 29,856                       $ 30,174
  Series 1856 SA, 3.0625%, 3/15/24                                              13,836,157                        350,276
                                                                                                         -----------------
TOTAL U.S. GOVERNMENT OBLIGATIONS  (Cost $403,854)                                                                380,450
                                                                                                         -----------------
TOTAL INVESTMENTS  - 100.0% (Cost $23,378,442)                                                                 21,151,716
                                                                                                         -----------------
Other Assets less liabilities - 0.0%                                                                               (7,013)
                                                                                                         -----------------
TOTAL NET ASSETS - 100.0%                                                                                    $ 21,144,703
                                                                                                         =================


(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The coupon rate shown is the rate at April 30, 1999.

(b) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, the value of these securities amounted to $1,466,813 or 6.9% of net assets.

(d) Floating rate security; the coupon rate shown represents the rate at April 30, 1999.

(e) Security not registered under the Securities Act of 1933. This security is subject to legal or contractual restrictions on resale. At the end of the period, restricted securities amounted to $9,000 or 0.04% of net assets.

See accompanying notes which are an integral part of the financial statements

Florida Street Bond Fund                                                                                  April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $23,378,442)                                                       $ 21,151,716
Receivable for securities sold                                                                                   434,727
Receivable for fund shares sold                                                                                   50,500
Interest receivable                                                                                              816,505
Other accounts receivable                                                                                         10,701
                                                                                                       ------------------
     Total assets                                                                                             22,464,149

Liabilities
Payable to custodian bank                                                                 $ 971,063
Accrued investment advisory fee payable                                                      13,194
Payable for securities purchased                                                             19,984
Dividends payable                                                                           315,205
                                                                                   -----------------
     Total liabilities                                                                                         1,319,446
                                                                                                       ------------------

Net Assets                                                                                                  $ 21,144,703
                                                                                                       ==================

Net Assets consist of:
Paid in capital                                                                                             $ 23,949,535
Accumulated undistributed net investment income                                                                   95,053
Accumulated net realized gain (loss) on investments                                                             (673,159)
Net unrealized depreciation on investments                                                                    (2,226,726)
                                                                                                       ------------------

Net Assets, for 2,442,216 shares                                                                            $ 21,144,703
                                                                                                       ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($21,144,703/2,442,216)                                            $ 8.66
                                                                                                       ==================

See accompanying notes which are an integral part of the financial statements

Florida Street Bond Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                             $ 3,188
Interest Income                                                                                           1,935,806
                                                                                                     ---------------
Total Income                                                                                              1,938,994


Expenses
Investment advisory fee                                                                 $ 115,355
Trustees fees                                                                                 813
                                                                                   ---------------
Total expenses before reimbursement                                                       116,168
Reimbursed expenses                                                                       (37,547)
                                                                                   ---------------
Total operating expenses                                                                                     78,621
                                                                                                     ---------------
Net Investment Income                                                                                     1,860,373
                                                                                                     ---------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                        (365,718)
Change in net unrealized appreciation (depreciation)
  on investment securities                                                               (675,214)
                                                                                   ---------------
Net gain (loss) on investment securities                                                                 (1,040,932)
                                                                                                     ---------------
Net increase in net assets resulting from operations                                                      $ 819,441
                                                                                                     ===============


See accompanying notes which are an integral part of the financial statements

Florida Street Bond Fund
Statement of Changes in Net Assets
                                                                                       Six months
                                                                                          ended                  Year
                                                                                        April 30,               ended
                                                                                          1999               October 31,
                                                                                       (Unaudited)               1998
                                                                                    ------------------     -----------------
Increase in Net Assets
Operations
  Net investment income                                                                   $ 1,860,373           $ 1,222,554
  Net realized gain (loss) on investment securities                                          (365,718)               71,019
  Change in net unrealized appreciation (depreciation)                                       (675,214)           (1,591,571)
                                                                                    ------------------     -----------------
  Net increase (decrease) in net assets resulting from operations                             819,441              (297,998)
                                                                                    ------------------     -----------------
Distributions to shareholders
  From net investment income                                                               (1,864,526)           (1,237,025)
  From net realized gain                                                                      (71,037)                    -
                                                                                    ------------------     -----------------
  Total distributions                                                                      (1,935,563)           (1,237,025)
                                                                                    ------------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                          3,726,175            13,541,571
  Shares issued in reinvestment of distributions                                            1,792,605             1,166,552
  Shares redeemed                                                                          (3,186,552)             (533,511)
                                                                                    ------------------     -----------------
Net increase in net assets resulting
  from share transactions                                                                   2,332,228            14,174,612
                                                                                    ------------------     -----------------
  Total increase in net assets                                                              1,216,106            12,639,589

Net Assets
  Begining of period                                                                       19,928,597             7,289,008
                                                                                    ------------------     -----------------
  End of period [including accumulated undistributed net
    investment income (loss) of $95,053 and $(14,436), respectively]                     $ 21,144,703          $ 19,928,597
                                                                                    ==================     =================

See accompanying notes which are an integral part of the financial statements

Florida Street Bond Fund
Financial Highlights
                                                    Six months
                                                       ended                Year                Period
                                                     April 30,              ended               ended
                                                       1999               October 31,         October 31,
                                                    (Unaudited)             1998               1997 (c)
                                                   --------------       --------------      ---------------
Selected Per Share Data
Net asset value, beginning of period                      $ 9.16               $ 9.95              $ 10.00
                                                   --------------       --------------      ---------------
Income from investment operations
  Net investment income                                     0.78                 0.85                 0.21
  Net realized and unrealized gain(loss)                   (0.47)               (0.79)               (0.12)
                                                   --------------       --------------      ---------------
Total from investment operations                            0.31                 0.06                 0.09
                                                   --------------       --------------      ---------------
Less Distributions
  From net investment income                               (0.78)               (0.85)               (0.02)
  From net realized gain(loss)                             (0.03)                   -                    -
  Return of capital                                            -                    -                (0.12)
                                                   --------------       --------------      ---------------
Total distributions                                        (0.81)               (0.85)               (0.14)
                                                   --------------       --------------      ---------------
                                                   ==============       ==============      ===============
Net asset value, end of period                            $ 8.66               $ 9.16               $ 9.95
                                                   ==============       ==============      ===============

Total Return (b)                                           3.67%                0.33%                0.90%

Ratios and Supplemental Data
Net assets, end of period (000)                          $21,145              $19,929               $7,289
Ratio of expenses to average net assets                    0.75% (a)            0.75%                0.53% (a)
Ratio of expenses to average net assets
    before reimbursement                                   1.11% (a)            1.10%                1.10% (a)
Ratio of net investment income to                         17.74% (a)            8.73%                3.95% (a)
   average net assets
Ratio of net investment income to
   average net assets before reimbursement                17.38% (a)            8.38%                3.38% (a)
Portfolio turnover rate                                  160.31% (a)           10.45%               60.55% (a)


(a)  Annualized
(b)  For periods of less than a full year, total returns are not annualized.
(c)  For the period August 4, 1997  (commencement  of operations) to October 31,
     1997

See accompanying notes which are an integral part of the financial statements

                           Florida Street Growth Fund


     I am pleased to report that the Florida Street Growth Fund staged a rally during the six-month period ended April 30, 1999. An investment in the Fund during the period produced a total return of 16.67%. A comparison of this result with market indices is shown below:

                              Month       Year     Life of Fund
                              Total      Total    (Average Annual
      Fund / Index            Return     Return     Total Return)
--------------------------- ---------- ---------- -----------------
Florida Street Growth Fund    16.67%     (5.59)%        4.15%
S&P 400 Mid-Cap Index         18.85%      6.41%        14.02%
S&P 600 Small-Cap Index        9.01%    (14.31)%       (0.45)%
--------------------------- ---------- ---------- -----------------

Growth of $10,000 Since Inception

       Period      FS Growth     S&PMid       S&PSml

        8/6/97      $10,000      $10,000     $10,000
      08/31/97       $9,900       $9,848     $10,240
      09/30/97      $10,550      $10,414     $10,917
      10/30/97      $10,340       $9,961     $10,446
      11/30/97      $10,120      $10,108     $10,337
      12/31/97      $10,090      $10,500     $10,579
      01/30/98       $9,939      $10,300     $10,373
      02/28/98      $10,702      $11,153     $11,317
      03/31/98      $11,214      $11,655     $11,749
      04/30/98      $11,365      $11,868     $11,818
      05/31/98      $10,803      $11,334     $11,192
       6/30/98      $10,712      $11,405     $11,224
       7/31/98      $10,200      $10,963     $10,366
       8/31/98       $8,122       $8,924      $8,368
       9/30/98       $8,634       $9,756      $8,879
      10/31/98       $9,196      $10,627      $9,291
      11/30/98       $9,552      $11,157      $9,813
      12/31/98      $10,374      $12,504     $10,439
       1/31/99      $10,669      $12,016     $10,307
       2/28/99       $9,898      $11,388      $9,379
       3/31/99       $9,863      $11,706      $9,500
       4/30/99      $10,726      $12,629     $10,127



The chart show the value of a hypothetical investment of $10,000 in the Fund, the S&P 400 Mid-Cap Index and the S&P 600 Small-Cap Index on August 6, 1997 and held through April 30, 1999. The S&P 400 Mid-Cap Index and the S&P 600 Small-Cap Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

     The Fund's results were generated by strong returns in a narrow group of stocks that belong to market sectors we have emphasized. These sectors include financials, technology and telecommunications. This report will highlight the stocks that contributed most to the six-month return.
     The outstanding stock in the financial sector, and indeed the entire fund, was Net Bank, Inc. An Internet banking company based in Atlanta, Georgia, this is the first such bank to become profitable. Through this bank which has no branches, customers may access banking services 24 hours a day, seven days a week. Access is gained through a PC, ATM, phone or mail. In addition to CD's, checking and money market accounts, such tech-friendly services as online account registers, account activity review, and electronic bill paying are offered. Residential mortgage and auto loans are offered and make up about one third of the bank's portfolio.
     The recent catalyst for the stock has been better than expected account growth resulting in positive revenue and earnings surprises. On April 22, first quarter earnings of 9 cents per share were announced compared to a 2 cent per share loss last year. Earlier in April, the company announced that depositor growth was 51 percent above plan. Eight thousand new accounts were opened in the first quarter, exceeding the goal of 2000 per month. Customers are attracted to the higher interest payments and lower fees Net Bank can offer because of its lean expense structure.
     The Florida Street Growth Fund has realized a large gain in Net Bank by selling one half of the Fund's holdings. These shares were sold near $190 per share after having been purchased at $46 per share.
     Three stocks within the technology sector helped boost the Fund's returns. They are Dycom Industries, Cisco Systems, and Tellabs. We will profile Dycom since it is the Fund's fifth largest holding as of April 30, 1999.
     Dycom is an outsourcing solution to the telecommunications industry for engineering services. Telecommunications services make up 90% of the company's business, including the design, installation and maintenance of fiber optic, coaxial and copper cable systems for local and long distance phone companies and cable television operators. The company also provides inside wiring services for businesses and government agencies, installs and maintains electrical lines and locates underground utilities. Dycom's customers include BellSouth and Comcast which, together, account for almost half of sales.
     Dycom is positioned to benefit from the upgrade cycle in the cable television industry and the buildout of high bandwidth networks over the next several years. The stock has performed strongly, rising 95% during the last six months.
     Within the telecommunications sector, Frontier Corp. and MCI Worldcom were outstanding performers for the Fund as these shares rose 83% and 48%, respectively. Frontier is the lesser-known company and is the fund's second largest holding, so we will explain why we own it.
     Frontier Corp. is a telecommunications company that offers integrated communications solutions primarily to business customers. The company is one of the smallest companies in the S&P 500's Telephone Sector Index that includes all of the regional Bell companies. The company combines its own and others' long distance, local, cellular, Internet, data, and paging services into integrated service packages for more than two million customers in the U.S., Canada and the U.K. Long distance services account for most of the revenue. In conjunction with Qwest Communications, Frontier is building a nationwide fiber-optic network.
Global Crossing, a smaller company that is building fiber-optic networks worldwide with under-sea cable, has agreed to buy Frontier.
     The original reasons for purchasing this stock included its modest size compared to its peers, its reasonable valuation and its growth strategies which focused on serving the communications needs of businesses. These strategies were put in place by new management who vowed to strengthen this once stodgy company. The Global Crossing deal appears to be a brilliant combination for both firms.
     There were a few market sectors where we earned low scores during the period. One was in Consumer Services, where we invested in the information technology-staffing segment with disappointing results. Though we continue to believe that companies such as Cotelligent Group and Modis Professional Services offer investors above average earnings growth beyond year-2000 related services, the market has not been willing to pay for this potential. We sold these stocks but will look for opportunities to revisit this industry at a more opportune time.
     Our efforts to find gains in the healthcare sector were not successful during the period. The largest holding in the sector is Watson Pharmaceuticals, which manufactures and sells proprietary and generic pharmaceutical products. The stock declined nearly 23% from its purchase price due primarily to a FDA warning letter that was issued in January following an inspection of one of its Florida manufacturing facilities. The company has reorganized its quality assurance departments to address issues identified in the FDA report. We believe that management is taking the steps necessary to assure investors that there are no product safety problems at its facilities, and that the shares will again reflect the earning power and stability of the company.
     Through an earlier investment in HBO and Company, the Fund holds a small number of shares in McKesson HBOC Inc. The company provides pharmaceutical supply management and information technology to the healthcare industry. During this reporting period the value of the shares declined approximately 50% as a result of the discovery of accounting irregularities in HBO and Co.'s books. The result has been a reduction in the company's fiscal 1999 earnings by 4.4%. The shares are being retained due to the strong value they offer the long-term investor.
     In summary, we believe the Florida Street Growth Fund is well positioned for resurgence in mid capitalization stocks, and we thank you for your support.




Richard Chauvin, Jr. CFA

Florida Street Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stock  - 95.2%                                             Shares                        Value
Banks & Bank Holding Companies - 9.8%
CCB Financial Corp.                                                   1,500                        $ 86,625
First Tennessee National Corp.                                        1,200                          51,750
Fleet Financial Group, Inc.                                           1,500                          64,594
Golden State Bancorp. - Warrants                                      8,000                          15,000
Net Bank, Inc.                                                          300                          56,700
Regions Financial Corp.                                               1,200                          45,300
State Street Corp.                                                      700                          61,250
                                                                                           -----------------
                                                                                                    381,219
                                                                                           -----------------
Capital Equipment & Services - 4.4%
Illinois Tool Works, Inc.                                               700                          53,900
NCI Buildings Systems (a)                                             3,000                          72,187
Quanta Services, Inc.                                                 1,600                          46,100
                                                                                           -----------------
                                                                                                    172,187
                                                                                           -----------------
Consumer Cyclical - 2.6%
D. R. Horton, Inc.                                                    2,200                          42,488
SCP Pool Corp. (a)                                                    3,075                          56,503
                                                                                           -----------------
                                                                                                     98,991
                                                                                           -----------------
Consumer Non-Durables - 9.8%
Chattem, Inc.                                                         4,100                         160,156
Newell Rubbermaid, Inc.                                               2,000                          94,875
Performance Food Group Co. (a)                                        3,200                          84,800
U.S. Foodservice, Inc. (a)                                            1,000                          42,062
                                                                                           -----------------
                                                                                                    381,893
                                                                                           -----------------
Consumer Services - 2.3%
Carnival Corp.                                                        1,200                          49,500
Cintas Corp.                                                            600                          41,250
                                                                                           -----------------
                                                                                                     90,750
                                                                                           -----------------
Energy - 5.7%
Baker Hughes, Inc.                                                   1,500                           44,812
Core Laboratories N.V. (a)                                            3,000                          54,000
Mobil Corp.                                                             300                          31,425
Noble Drilling Corp. (a)                                              2,000                          39,250
Pride International, Inc. (a)                                         2,050                          23,959
Transocean Offshore, Inc.                                             1,000                          29,688
                                                                                           -----------------
                                                                                                    223,134
                                                                                           -----------------
Finance - 11.8%
Allied Capital Corp.                                                  4,400                          79,200
Amresco, Inc. (a)                                                    13,000                          84,500
Fannie Mae                                                              700                          49,656
MBNA Corp.                                                            4,487                         126,477
Protective Life Corp.                                                 3,000                         117,563
                                                                                           -----------------
                                                                                                    457,396
                                                                                           -----------------
See accompanying notes which are an integral part of the financial statements


Florida Street Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stock - continued                                          Shares                        Value
Health Care - 6.0%
Elan Corp. PLC                                                        1,000                        $ 51,500
IMS Health, Inc.                                                      1,200                          36,000
McKesson HBOC, Inc.                                                     370                          12,950
MedQuist, Inc.                                                        1,000                          34,250
Pharmaceutical Product Development, Inc.                              1,000                          29,125
Watson Pharmaceuticals, Inc. (a)                                      1,700                          68,850
                                                                                           -----------------
                                                                                                    232,675
                                                                                           -----------------
Retail & Wholesale - 9.1%
Consolidated Stores Corp. (a)                                         1,500                          51,562
Dollar General Corp.                                                    781                          27,384
Family Dollar Stores, Inc.                                            2,000                          48,250
Fastenal Co.                                                          1,200                          57,300
Lowe's Companies                                                      1,000                          52,750
Rite Aid, Inc.                                                        2,000                          46,625
Saks Incorporated (a)                                                 2,500                          70,781
                                                                                           -----------------
                                                                                                    354,652
                                                                                           -----------------
Services - 5.7%
Acxiom Corp. (a)                                                      2,200                          55,550
Metamor Worldwide, Inc. (a)                                           2,000                          39,125
NCO Group, Inc. (a)                                                   2,100                          68,513
Rare Medium Group (a)                                                 4,000                          60,000
                                                                                           -----------------
                                                                                                    223,188
                                                                                           -----------------
Technology -  14.8%
Applied Materials, Inc. (a)                                             350                          18,769
Cisco Systems, Inc. (a)                                                 850                          96,953
Concord EFS, Inc. (a)                                                 1,850                          61,744
Cordant Technologies, Inc.                                            1,000                          46,125
Dycom Industries (a)                                                  2,250                         102,797
Oracle Corp. (a)                                                      2,000                          54,125
QLogic Corp. (a)                                                        600                          41,962
SCI Systems, Inc. (a)                                                 1,000                          38,063
Sterling Commerce, Inc. (a)                                             800                          25,050
Tellabs Inc. (a)                                                        804                          88,088
                                                                                           -----------------
                                                                                                    573,676
                                                                                           -----------------
Telecommunications - 10.4%
Alltel Corp.                                                            900                          60,694
Cincinnati Bell, Inc.                                                 1,500                          33,938
e.spire Communications, Inc.                                          1,000                          12,500
Frontier Corp.                                                        2,700                         149,006
Hyperion Telecommunications, Inc. - Class A                           1,500                          18,750
MCI WorldCom, Inc. (a)                                                  900                          73,969
MGC Communications, Inc.                                              1,000                          34,000
Teligent, Inc. - Class A (a)                                            400                          21,750
                                                                                           -----------------
                                                                                                    404,607
                                                                                           -----------------
See accompanying notes which are an integral part of the financial statements


Florida Street Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stock - continued                                          Shares                        Value
Transportation - 2.0%
Atlantic Coast Airlines Holdings (a)                                  1,400                        $ 43,225
Comair Holdings                                                       1,500                          33,094
                                                                                           -----------------
                                                                                                     76,319
                                                                                           -----------------
Utilities - 0.8%
Consolidated Natural Gas Co.                                            550                          32,725
                                                                                           -----------------

TOTAL COMMON STOCKS (Cost $3,236,183)                                                             3,703,412
                                                                                           -----------------

                                                                 Principal
                                                                  Amount
Money Market Securities - 4.8%
Star Treasury Fund, 4.01% (b) (Cost $185,354)                      $185,354                         185,354
                                                                                           -----------------

TOTAL INVESTMENTS - 100.0% (Cost $3,421,537)                                                      3,888,766
                                                                                           -----------------
Other assets less liabilities - 0.0%                                                                 (1,515)
                                                                                           -----------------
Total Net Assets - 100.0%                                                                       $ 3,887,251
                                                                                           =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Florida Street Growth Fund                                                          April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $3,421,537)                                   $ 3,888,766
Receivable for securities sold                                                              65,910
Dividends receivable                                                                           615
Interest receivable                                                                            868
                                                                                 ------------------
     Total assets                                                                        3,956,159

Liabilities
Accrued investment advisory fee payable                               $ 4,203
Payable for securities purchased                                       52,957
Payable for fund shares redeemed                                       11,748
                                                             -----------------

     Total liabilities                                                                      68,908
                                                                                 ------------------

Net Assets                                                                             $ 3,887,251
                                                                                 ==================

Net Assets consist of:
Paid in capital                                                                        $ 3,744,741
Accumulated net investment income (loss)                                                    (5,151)
Accumulated net realized gain (loss) on investments                                       (319,568)
Net unrealized appreciation on investments                                                 467,229
                                                                                 ------------------

Net Assets, for  364,427 shares                                                        $ 3,887,251
                                                                                 ==================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,887,251/364,427)                        $ 10.67
                                                                                 ==================

See accompanying notes which are an integral part of the financial statements

Florida Street Growth Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                        $ 14,963
Interest Income                                                                                           6,430
                                                                                                 ---------------
Total Income                                                                                             21,393


Expenses
Investment advisory fee                                                               $ 25,213
Trustees' fees                                                                             813
                                                                                ---------------
Total expenses before reimbursement                                                     26,026
Reimbursed expenses                                                                       (813)
                                                                                ---------------
Total operating expenses                                                                                 25,213
                                                                                                 ---------------
Net Investment Income (Loss)                                                                             (3,820)
                                                                                                 ---------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                      (17,466)
Change in net unrealized appreciation (depreciation)
   on investment securities                                                            580,926
                                                                                ---------------
Net gain on investment securities                                                                       563,460
                                                                                                 ---------------
Net increase in net assets resulting from operations                                                  $ 559,640
                                                                                                 ===============

See accompanying notes which are an integral part of the financial statements

Florida Street Growth Fund
Statement of Changes in Net Assets
                                                                                      Six months
                                                                                        ended                  Year
                                                                                      April 30,               ended
                                                                                         1999              October 31,
                                                                                     (Unaudited)               1998
                                                                                   -----------------     -----------------
Increase in Net Assets
Operations
  Net investment income (loss)                                                             $ (3,820)              $ 6,034
  Net realized gain (loss) on investment securities                                         (17,466)             (295,878)
  Change in net unrealized appreciation (depreciation)                                      580,926              (146,025)
                                                                                   -----------------     -----------------
  Net increase (decrease) in net assets resulting from operations                           559,640              (435,869)
                                                                                   -----------------     -----------------
Distributions to shareholders
  From net investment income                                                                 (6,024)               (2,075)
  From net realized gain                                                                          -                (6,224)
                                                                                   -----------------     -----------------
                                                                                   -----------------     -----------------
  Total Distributions                                                                        (6,024)               (8,299)
                                                                                   -----------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                        1,182,806             1,857,985
  Shares issued in reinvestment of distributions                                              6,024                 8,299
  Shares redeemed                                                                        (1,175,166)             (219,626)
                                                                                   -----------------     -----------------
Net increase in net assets resulting
  from share transactions                                                                    13,664             1,646,658
                                                                                   -----------------     -----------------
  Total increase in net assets                                                              567,280             1,202,490

Net Assets
  Begining of period                                                                      3,319,971             2,117,481
                                                                                   -----------------     -----------------
  End of period [including accumulated undistributed net
    investment income (loss) of $(5,151) and $4,693]                                    $ 3,887,251           $ 3,319,971
                                                                                   =================     =================

See accompanying notes which are an integral part of the financial statements

Florida Street Growth Fund
Financial Highlights
                                                          Six months
                                                             ended                 Year                Period
                                                           April 30,              ended                 ended
                                                             1999              October 31,           October 31,
                                                          (Unaudited)              1998               1997 (c)
                                                         --------------       ---------------       --------------
Selected Per Share Data
Net asset value, beginning of period                            $ 9.16               $ 10.19              $ 10.00
                                                         --------------       ---------------       --------------
Income from investment operations
  Net investment income (loss)                                   (0.01)                 0.02                 0.03
  Net realized and unrealized gain (loss)                         1.54                 (1.01)                0.16
                                                         --------------       ---------------       --------------
Total from investment operations                                  1.53                 (0.99)                0.19
                                                         --------------       ---------------       --------------
Less Distributions
  From net investment income                                     (0.02)                (0.01)                   -
  From net realized gain (loss)                                      -                 (0.03)                   -
                                                         --------------       ---------------       --------------
Total Distributions                                              (0.02)                (0.04)                   -
                                                         --------------       ---------------       --------------
Net asset value, end of period                                 $ 10.67                $ 9.16              $ 10.19
                                                         ==============       ===============       ==============

Total Return (b)                                                16.67%                (9.73%)               1.90%

Ratios and Supplemental Data
Net assets, end of period (000)                                 $3,887                $3,320               $2,117
Ratio of expenses to average net assets                          1.35% (a)             1.25%                1.35% (a)
Ratio of expenses to average net assets
   before reimbursement                                          1.39% (a)             1.35%                1.35% (a)
Ratio of net investment income (loss) to                       (0.20)% (a)             0.21%                1.14% (a)
   average net assets
Ratio of net investment income (loss) to
   average net assets before reimbursement                     (0.25)% (a)             0.12%                1.14% (a)
Portfolio turnover rate                                        119.00% (a)            63.10%                0.87% (a)

(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) August 6, 1997 (commencement of operations) to October 31, 1997

See accompanying notes which are an integral part of the financial statements

                              Florida Street Funds
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     Florida Street Bond Fund (the "Bond Fund") and Florida Street Growth Fund (the "Growth Fund") are series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). Each Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified series, open-end management investment company. Each Fund's investment objective is to provide total return over the long term. The Declaration ofTrust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                              Florida Street Funds
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Bond Fund intends to declare substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividends monthly. The Growth fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. OPERATING POLICIES

Restricted Securities- The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's schedule of investments.

                              Florida Street Funds
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Commonwealth Advisors, Inc. (the "Advisor") to manage each Fund's investments. Walter A. Morales, the Advisor's president and chief investment manager, is responsible for the day to day management of the Bond Fund; Richard L. Chauvin, Senior Vice-President of the Advisor, is responsible for the day to day management of the Growth Fund.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% and 1.35% of the average daily net assets of the Bond Fund and the Growth Fund, respectively. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by the Advisor. For the six-month period ended April 30, 1999, the Advisor received fees of $115,355 and $25,213 from the Bond Fund and the Growth Fund, respectively. The Advisor has voluntarily agreed to waive fees for the Bond Fund for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 0.75%. The Advisor has voluntarily agreed to reimburse other expenses for the Growth Fund for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.35%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $37,547 and $813 for the Bond Fund and the Growth Fund, respectively.

     Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $12,500 from the Advisor for administrative services provided to each Fund.

     Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

                              Florida Street Funds
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued

NOTE 5.  SHARE TRANSACTIONS

Bond Fund.   As of April 30, 1999, there was an unlimited number of authorized shares for the Fund.  Paid in capital at April 30, 1999 was $23,949,535.

Transactions in shares were as follows:

                       Six months ended                       Year ended
                        April 30, 1999                     October 31, 1998

                     Shares       Dollars               Shares        Dollars

Shares sold          414,530     $3,726,175           1,379,576     $13,541,571
Shares issued in
reinvestment of
dividends            200,780      1,792,605             118,681       1,166,552
Shares redeemed     (359,322)    (3,186,552)            (55,224)       (533,511)
                     -------      ---------           ---------      ----------
                     255,988     $2,332,228           1,443,033     $14,174,612
                     =======      =========           =========      ==========


Growth Fund.   As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $3,744,741.

Transactions in shares were as follows:

                       Six months ended                       Year ended
                        April 30, 1999                     October 31, 1998

                     Shares       Dollars               Shares        Dollars

Shares sold          115,153     $1,182,806             175,386      $1,857,985
Shares issued in
reinvestment of
dividends                593          6,024                 867           8,299
Shares redeemed     (113,881)    (1,175,166)            (21,397)       (219,626)
                     -------      ---------             -------       ---------
                       1,865        $13,664             154,856      $1,646,658
                     =======      =========             =======       =========

                              Florida Street Funds
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued

NOTE 6.  INVESTMENTS

Bond Fund. For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $19,195,906 and $16,474,708, respectively. The gross unrealized appreciation for all securities totaled $845,641 and the gross unrealized depreciation for all securities totaled $3,072,367 for a net unrealized depreciation of $2,226,726. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $23,378,442.

Growth Fund. For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $2,043,218 and $2,076,059, respectively. The gross unrealized appreciation for all securities totaled $759,605 and the gross unrealized depreciation for all securities totaled $292,376 for a net unrealized depreciation of $467,229. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $3,421,537.


NOTE 7. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 8. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, Charles Schwab & Co. owned of record in aggregate more than 25% of each Fund.


NOTE 9. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by the Advisor, Administrator or servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by

                              Florida Street Funds
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued

NOTE 9. YEAR 2000 ISSUE - continued

each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Funds invest or worldwide markets and economies.

                         Fountainhead Special Value Fund


Dear Fellow Shareholders:

Patience is rewarded! For the six months ended April 30, 1999, the Fountainhead Special Value Fund generated a return of 29.7%, easily outpacing both the Russell Mid-Cap Index at 18.5% and the Russell 2000 Index at 15.2%. Since the Fund's inception on December 31, 1996, our annualized return is 24.1%.

--------------------------------------------------------------------------------
Returns for the Periods Ended 4/30/99
--------------------------------------------------------------------------------
                                                           Total Average Annual
                                                          Return Since Inception
Fund/Index                         Six Months   1 Year      December 31, 1996
----------                         ----------   ------      -----------------
Fountainhead Special Value Fund       29.7%      0.4%              24.1%
Russell Mid-Cap Index                 18.5%      5.9%              19.6%
Russell 2000 Index                    15.2%      9.2)%              9.3%


                   Fountainhead
                     Special     Russell          Russell
                      Value      Midcap            2000
                      Fund       Index             Index

        12/96        $10,000    $10,000           $10,000
         1/97        $10,420    $10,374           $10,200
         2/97        $10,830    $10,358            $9,952
         3/97        $10,140    $9,918             $9,482
         4/97         $9,860    $10,165            $9,509
         5/97        $10,869    $10,907           $10,567
         6/97        $11,560    $11,264           $11,021
         7/97        $11,990    $12,203           $11,533
         8/97        $11,860    $12,270           $11,797
         9/97        $12,950    $12,759           $12,661
        10/97        $13,370    $12,263           $12,105
        11/97        $13,070    $12,555           $12,026
        12/97        $13,665    $12,902           $12,237
         1/98        $13,433    $12,659           $12,043
         2/98        $14,757    $13,649           $12,933
         3/98        $15,910    $14,296           $13,466
         4/98        $16,476    $14,332           $13,540
         5/98        $15,758    $13,887           $12,810
         6/98        $16,232    $14,080           $12,837
         7/98        $15,424    $13,409           $11,798
         8/98        $11,976    $11,263            $9,506
         9/98        $12,229    $11,992           $10,251
        10/98        $12,481    $12,810           $10,669
        11/98        $11,730    $13,417           $11,232
        12/98        $12,913    $14,205           $11,933
         1/99        $13,967    $14,181           $12,088
         2/99        $14,240    $13,708           $11,114
         3/99        $15,352    $14,137           $11,285
         4/99        $16,534    $15,182           $12,296


The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Mid-Cap Index and the Russell 2000 Index on December 31, 1996 and held through April 30, 1999. The Russell Mid-Cap Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. The Fund's return represents past performance and is not predictive of future results.

After a turbulent summer and fall, we made several strategic decisions in the Fund during the latter part of 1998. For starters, we eliminated our positions in healthcare service and oil service stocks (we believed that although an eventual rebound was likely, the timing was uncertain and the potential upside was limited by a clouded outlook), and in companies whose fundamentals were not progressing satisfactorily. We reinvested these proceeds in a variety of companies with a brighter outlook for the future, including select insurance, wireless, cable, technology, and medical device stocks. These portfolio realignments have paid off handsomely.

This outstanding recent performance has been primarily due to the success of our discount to private-market value discipline. We at KING were not the only ones to recognize that many companies with solid franchise values were selling at low valuations; other strategic investors realized this as well, evidenced over the last six months as our shareholders benefited from acquisitions of five companies represented in the Fund.

Your Fund started off 1999 with a flourish. Merger and acquisition activity in telecommunications triggered a frenzy in the wireless industry, as investors began to contemplate who would be next. The heightened interest led to strong price moves in many of our wireless holdings, including Nextel, Rural Cellular, and Western Wireless. Soon thereafter, in the financial services arena, Fortis entered into a definitive agreement to acquire American Bankers (at a 20% premium to the prior-day close); Global Crossing, a telecom company, made a bid for Frontier at a 39% premium; Adelphia, a cable provider, offered to acquire Century Communications--one of Fountainhead's largest holdings--at a 25%
premium; and United News, a publisher, offered to acquire CMP Media at a 17% premium. Finally, a bidding war in the cable industry (Comcast and AT&T fought over MediaOne Group, which was owned by the Fund) resulted in a significant price move in this group, which has benefited Fountainhead.

However, it was not just acquisitions which propelled our performance. Solid fundamentals and announcements to enhance shareholder value also helped many of our other holdings generate strong returns.

Going forward, we remain cautious about equity markets as a whole. With that said, recent developments look positive for small- and mid-cap stocks. Long out of favor, cyclical stocks have suddenly come alive, substantially outperforming the S&P 500 recently, as have small- and mid-cap stocks. We believe that stocks with solid fundamentals in this area could be poised for a nice run and could narrow the recent performance disparity between high price-to-earnings growth and Internet stocks and the vast majority of stocks. For starters, the large-cap indices are achieving new highs with broader market participation; advancers are beginning to outpace decliners. In addition, the formerly high-flying Internet stocks and high-tech names are either starting to run out of gas (the Microsofts and Dells of the world are floundering), or are rapidly declining from previous highs (the Amazons and the rest of the dot-com companies), as investors lose their obsession with Internet mania as these stocks continue to lose money despite growing sales. The good news for long-suffering small- and mid-cap stocks is that this money will seek a home, and a portion of the S&P 500 and tech outflow seems to be moving in their direction.

One reason large-caps outperformed mid- and small-caps last year was because investors were concerned that lesser-known and less liquid names could present too great a risk in a market downturn. In a speech to the Securities Industry Association last November, Federal Reserve Chairman Alan Greenspan noted that "the enhanced demand for liquidity protection . . . reflected a markedly decreased willingness to deal with uncertainty--that is a tendency to disengage from risk-taking to a highly unusual degree." These comments explain last fall's flight to quality from small- and mid-cap names. However, given the strength of the U.S. economy in the face of low inflation, the Japanese economy bottoming out, and the seemingly positive developments in many emerging markets, an environment of consumer confidence has been created in which investors are more willing to accept risk. Given the extremely attractive valuations of mid- and small-cap stocks, investors should increasingly seek companies in this market segment which have strong growth prospects and reasonable valuations.

Also, the increase in merger and acquisition activity should continue to benefit mid- and small-cap stocks. As evidenced by the five buyouts in the Fund in the first part of 1999 alone, companies with a solid franchise trading at attractive valuations are being acquired by large-cap companies looking to solidify market share or expand product lines. Many are being acquired at significant premiums, and many in cash deals (as opposed to stock). This is also a bullish sign, as less stock is out on the market for the same number of dollars to pursue.

In summary, the relative mid-cap aggregate multiple is at a level not seen since 1993, despite earnings growing faster than those of the S&P 500. Increased confidence, incremental money inflows, more insider buying, continued merger and acquisition activity, low interest rates, and participation from a broader number of companies all bode well for this segment of the market.

On a final note, we would like to announce a significant milestone: the Fund has recently been assigned a ticker symbol. You can now find the Fund under the symbol KINGX to obtain the daily net asset value. As always, daily prices are updated on our Website, which you can find at http://www.kingadvisors.com.

All of us at King Investment Advisors, who are also fellow shareholders, thank you for your continued support.

Sincerely,

Roger E. King
Chairman and President





This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund; this report is not authorized for distribution to prospective shareholders unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

                              Fountainhead Holdings
                              as of April 30, 1999

Broadcasting/Cable

   Cablevision Systems Corporation (CVC) - CVC owns and operates cable-TV systems in eighteen states, with operations in Boston, Cleveland, and metropolitan New York. The Company also manages entertainment, news, and sports programming; owns a majority interest in Madison Square Garden; and manages Radio City Music Hall.

   Century Communications - Class A (CTYA) - CTYA, one of the ten largest domestic cable operators, owns, operates, and manages 72 cable-TV systems in 25 states and Puerto Rico. The Company also owns and operates cellular-telephone systems throughout the United States.

   Clearnet Communications, Inc. (CLNTF) - CLNTF operates enhanced specialized mobile radio, a digital wireless service. The Company provides the ability to integrate enhanced dispatch, mobile telephone, text messaging with acknowledgment paging, and mobile data services. CLNTF, which provides analog dispatch services across Canada, operates a multi-location mobile communications retailer.

   Jones Intercable, Inc. - Class A (JOINA) - JOINA operates cable-TV systems in thr United States. The Company also operates a cable-TV brokerage business and makes and markets data-encryption products. In addition, JOINA has a minority interest in an affiliated company which provices educational programming. Currently, Comcast Corp. owns a large amount of JOINA, controlling 47%.

   LodgeNet Entertainment Corporation (LNET) - LNET provides entertainment and broadcast services to the lodging and multi-family dwelling unit markets. The Company offers video on demand, network-based video games, cable programming, and other interactive entertainment and information services. LNET operates in the United States, Canada, and selected international markets.

   MediaOne Group, Inc. (UMG) - UMG, formerly US WEST Media Group, provides broadband communications and the Internet to customers in the United States, Europe, and Asia. UMG holds interests in wireless communications outside the United States.

   United International Holdings, Inc. - Class A (UCOMA) - UCOMA provides voice, video, data, and programming services outside the United States. The Company has ownership interests in and operates in 23 countries throughout the world.

Publishing/Advertising

   CMP Media, Inc. (CMPX) - CMPX, a technology media company, provides information products and services to technology builders, sellers, and users worldwide. The Company publishes magazines and newspapers about computers, electronics, information technology, and the Internet. CMP's publications include WINDOWS Magazine, InformationWeek, Computer Reseller News, and EE Times.

   E4L, Inc. (ETV) - ETV sells consumer products through infomercials and electronic commerce. The Company manages all phases of direct marketing for most of its products in the United States and international markets, including project selection and development, manufacturing by third parties, production and broadcast of infomercials, order processing and fulfillment, and customer service.



Entertainment/Lodging

   Hilton Hotels Corp. (HLT) - HLT owns, operates, and manages 260 luxury and mid-scale hotels in the United States, including some of the world's most renowned properties, such as the Waldorf-Astoria, Hilton San Francisco and Towers, Hilton Hawaiian Village, and Chicago's Palmer House Hilton. HLT will continue to pursue growth by acquiring full-service hotels in markets seeing little new supply in major metropolitan areas as well as in tourist destinations. In 1998, HLT bought $860 million of hotel properties at attractive prices. The Company will continue to build its franchise program in the United States, Canada, and Mexico. HLT's lodging and gaming divisions split into two separately traded companies at year-end 1998.



Consumer Goods: Retail Food

   Great Atlantic & Pacific Tea Company (GAP) - GAP retails food and general merchandise. The Company operates 839 stores under the names A&P, Super Fresh, Sav-A-Center, Farmer Jack, Kohl's, Food Emporium, Waldbaum's, Super Food Market, Ultra Market, Dominion, and Food Basics. GAP also has 55 Food Basics franchise stores in Canada. The Company operates a coffee roasting plant in Landover, Maryland which makes and distributes coffees under the Eight O'Clock, Bokar, and Royale labels for sale through its own stores and by other retailers outside GAP's trading area.

Technology

   Cabletron Systems, Inc. (CS) - CS is a leading supplier of intelligent hubs to the enterprise network market, with annual sales approaching $1.6 billion. CS, the leader in the high-end hub market, continues to enhance the performance and functionality of its SmartSwitch product line. The Company, one of the four largest networking companies, employs more than 6,000 people worldwide.



Data Processing

   Information Resources, Inc. (IRIC) - IRIC provides Universal Product Code scanner-based business solutions to the consumer package goods (CPG) industry. The Company also offers other services to CPG manufacturers, including household-level information collected via consumer panels.



Insurance

   Horace Mann Educators, Inc. (HMN) - HMN is a multi-line (primarily property and casualty) company which focuses on meeting the insurance needs of educators and their families. Headquartered in Springfield, Illinois, it was bought by Gibbons, Green in an LBO from CIGNA in 1989. In July 1995, Gibbons, Green sold its remaining shares in a public offering. HMN's management owns approximately 5% of the company's outstanding stock.

   MONY Group, Inc. (MNY) - Chartered in 1842, Mutual of New York, or The MONY Group, Inc. (MNY), is the second largest life-insurance company in the United States, as well as the oldest. The Company provides a wide range of life insurance, annuity, and investment products primarily to higher-income individuals, particularly family builders, pre-retirees, and small-business owners. MNY had its initial public offering in November 1998, issuing 11.25 million shares at $23.50.

   ReliaStar Financial Corp. (RLR) - RLR, formerly The NWNL Companies, is an insurance holding company which issues and distributes individual life insurance and annuities, group life and health insurance, and life and health reinsurance. The Company also markets and manages mutual funds. Based on revenues, RLR is the eleventh largest public life insurance holding company in the United States.

Savings & Loans

   Astoria Financial Corp. (ASFC) - ASFC ranks as the second largest publicly traded thrift in New York and the sixth largest in the country, with more than $18 billion in assets. ASFC provides retail banking, mortgages, and consumer-loan services to more than 700,000 customers, and originates mortgage loans through extensive broker networks and loan-production offices.

   Commercial Federal Corp. (CFB) - CFB, the parent company of Commercial Federal Bank, a federal savings bank, offers mortgage banking, consumer and business financing, insurance, and trust and investment services. The Company operates 243 offices in Iowa, Nebraska, Kansas, Colorado, Oklahoma, Missouri, Minnesota, South Dakota, and Arizona.



Medical Devices

   Beckman Coulter, Inc. (BEC) - BEC designs, makes, markets, and repairs laboratory instrument systems, reagents, and related products for scientific research, new product R&D, and diagnostic analysis. The Company's products are used for diagnostic and life science applications by medical schools, hospital laboratories, and others.

   Respironics, Inc. (RESP) - RESP is a leading designer, manufacturer, and marketer of advanced medical devices for home, hospital, and alternative clinical care settings. In addition to therapy products for obstructive sleep apnea and portable ventilation, the Company's major lines include monitoring devices for newborns, sleep diagnostics, and products for respiratory disorders, including asthma-management devices.

   St. Jude Medical, Inc. (STJ) - STJ, the world's largest manufacturer of mechanical heart valves, serves physicians worldwide with cardiovascular and vascular products. Its products include prosthetic heart valves, vascular grafts, an intra-aortic balloon pump system, a centrifugal blood-pump system, and cardiac rhythm-management products. The Company has great franchise value, as it is a leader in all its markets.



Pharmaceuticals

   Dura Pharmaceuticals, Inc. (DURA) - DURA develops and markets prescription pharmaceutical products for allergies, asthma, and other respiratory conditions. DURA has built a name for itself by acquiring the rights to manufacture and market drugs, which are meaningful to DURA, from large pharmaceutical companies, typically with revenues less than $100 million annually. Historically, management has been able to increase the market penetration of these products.

Telecommunications

   IXC Communications, Inc. (IIXC) - IIXC transmits voice and data over dedicated circuits and processes long-distance traffic through its switches. Customers include AT&T, MCI, Sprint, WorldCom, and more than three hundred other long-distance companies.

   Nextel Communications, Inc. (NXTL) - NXTL provides digital and analog wireless-communications services to its United States customers under the Nextel name. NXTL provides specialized wireless-communications services in the United States and Hawaii.

   Rural Cellular Corp. (RCCC) - RCCC provides wireless telecommunications in selected markets in Maine, Minnesota, North Dakota, South Dakota, and Wisconsin.

   Skytel Communications, Inc. (SKYT) -SKYT provides wireless messaging services in the United States. The Company provides one-way messaging facilities and messaging technology and software. SKYT's products include the SkyWord and SkyPager paging systems.

   Telephone & Data Systems, Inc. (TDS) - TDS is a diversified telecommunications-service company with established cellular telephone and local telephone operations. Through its strategic business units (United States Cellular, TDS Telecom, and Aerial Communications), TDS operates in cellular, local telephone, and personal communications services (PCS) markets around the country. TDS provides service in growing and closely related segments of the telecom industry to more than 2.7 million customers.

   Viatel, Inc. (VYTL) - VYTL is a rapidly growing facilities-based telecommunications carrier providing long-distance services to end-users, other carriers, and resellers. The Company integrates long-distance services in targeted markets in Western Europe, combining national and international long-distance. VYTL's western European long-distance market opportunity is approximately 1.4 times the size of the United States' long-distance market.

   Western Wireless Corp. (WWCA) - WWCA, a leading provider of wireless-communications services in the western United States, offers cellular service under the Cellular One name in 17 states. As a result of the Company's combined cellular and PCS licenses, as well as its joint ventures, WWCA covers 59% of the continental United States.



Transportation

    GATX Corp. (GMT) - GMT is a full-service lessor of rail tank and freight cars. The Company also operates terminals, contracts warehouses, provides shipping services, and leases commercial aircraft. GMT offers financial services focused on owning or managing transportation and distribution assets.

Fountainhead Special Value Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 99.6%                                                Shares                         Value
Advertising - 4.1%
CMP Media, Inc. - Class A (a)                                            3,200                        $ 123,000
E4L, Inc. (a)                                                           30,000                          223,125
                                                                                              ------------------
                                                                                                        346,125
                                                                                              ------------------
Broadcasting / Cable - 21.6%
Cablevision Systems Corp. (a)                                            3,100                          239,863
Century Communications - Class A (a)                                    10,500                          515,156
Jones Intercable, Inc. - Class A (a)                                     8,000                          371,000
LodgeNet Entertainment Corp. (a)                                        12,500                          106,250
MediaOne Group, Inc. (a)                                                 2,900                          236,531
United International Holdings, Inc. - Class A (a)                        6,000                          358,500
                                                                                              ------------------
                                                                                                      1,827,300
                                                                                              ------------------
Data Processing - 2.0%
Information Resources, Inc. (a)                                         21,900                          169,725
                                                                                              ------------------

Insurance - 8.1%
Horace Mann Educators, Inc.                                             10,000                          227,500
MONY Group, Inc.                                                         7,000                          185,500
ReliaStar Financial Corp.                                                7,500                          275,625
                                                                                              ------------------
                                                                                                        688,625
                                                                                              ------------------
Lodging - 3.4%
Hilton Hotels Corp.                                                     18,400                          287,500
                                                                                              ------------------

Medical Devices - 14.6%
Beckman Coulter, Inc.                                                    6,300                          303,581
Respironics, Inc. (a)                                                   14,100                          199,163
St. Jude Medical, Inc. (a)                                              26,400                          735,900
                                                                                              ------------------
                                                                                                      1,238,644
                                                                                              ------------------
Pharmaceuticals - 2.5%
Dura Pharmaceuticals, Inc. (a)                                          17,400                          208,800
                                                                                              ------------------

Retail Food - 2.4%
Great Atlantic & Pacific Tea Co.                                         6,700                          206,025
                                                                                              ------------------

Savings & Loan - 4.5%
Astoria Financial Corp.                                                  2,760                          138,345
Commercial Federal Corp.                                                10,000                          242,500
                                                                                              ------------------
                                                                                                        380,845
                                                                                              ------------------

See accompanying notes which are an integral part of the financial statements


Fountainhead Special Value Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                            Shares                         Value
Technology - 14.1%
Cabletron Systems, Inc. (a)                                              9,000                         $ 84,937
IXC Communications, Inc. (a)                                            15,200                          602,300
Viatel, Inc. (a)                                                        11,000                          506,000
                                                                                              ------------------
                                                                                                      1,193,237
                                                                                              ------------------
Telecommunications - 16.4%
Clearnet Communications, Inc. (a)                                       27,400                          320,238
Nextel Communications, Inc. (a)                                         12,800                          524,000
Rural Cellular Corp. Class A (a)                                        13,400                          237,850
SkyTel Communications, Inc. (a)                                          3,000                           51,375
Western Wireless Corp.                                                   6,200                          254,587
                                                                                              ------------------
                                                                                                      1,388,050
                                                                                              ------------------
Telephone - 3.5%
Telephone & Data Systems, Inc.                                           5,000                          299,375
                                                                                              ------------------

Transportation - 2.4%
GATX Corp.                                                               6,000                          206,250
                                                                                              ------------------

TOTAL COMMON STOCKS (Cost $6,862,304)                                                                 8,440,501
                                                                                              ------------------

Money Market Securities - 0.4%                                     Principal Amount
Star Treasury Fund, 4.01% (b) (Cost $36,828)                           $36,828                           36,828
                                                                                              ------------------

TOTAL INVESTMENTS - 100.0% (Cost $6,899,132)                                                          8,477,329
                                                                                              ------------------
Liabilities less other assets - 0.0%                                                                     (3,736)
                                                                                              ------------------
Total Net Assets - 100.0%                                                                           $ 8,473,593
                                                                                              ==================


(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Fountainhead Special Value Fund                                                        April 30, 1999
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities, at value (Cost $6,899,132)                                      $ 8,477,329
Receivable from custodian bank                                                                    596
Receivable for fund shares sold                                                                 1,997
Dividends receivable                                                                            1,640
Interest receivable                                                                               135
                                                                                   -------------------
     Total assets                                                                           8,481,697

Liabilities
Accrued investment advisory fee payable                                 $ 8,068
Other payables and accrued expenses                                          36
                                                              ------------------
     Total liabilities                                                                          8,104
                                                                                   -------------------

Net Assets                                                                                $ 8,473,593
                                                                                   ===================

Net Assets consist of:
Paid in capital                                                                           $ 6,833,456
Accumulated net investment income (loss)                                                      (32,719)
Accumulated undistributed net realized gain on investments                                     94,659
Net unrealized appreciation on investments                                                  1,578,197
                                                                                   -------------------

Net Assets, for 517,868 shares                                                            $ 8,473,593
                                                                                   ===================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($8,473,593/517,868)                           $ 16.36
                                                                                   ===================

See accompanying notes which are an integral part of the financial statements

Fountainhead Special Value Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                                   $ 9,234
Interest Income                                                                                                     2,261
                                                                                                          ----------------
Total Income                                                                                                       11,495


Expenses
Investment advisory fee                                                                        $ 44,214
Administration fees                                                                              15,000
Transfer agent fees                                                                               6,646
Pricing & bookkeeping fees                                                                        6,798
Legal fees                                                                                        3,382
Custodian fees                                                                                    3,023
Audit fees                                                                                          552
Registration fees                                                                                 1,976
Shareholder reports                                                                               4,013
Trustees' fees                                                                                      813
Miscellaneous                                                                                       514
                                                                                        ----------------
Total expenses before reimbursement                                                              86,931
Reimbursed expenses                                                                             (42,717)
                                                                                        ----------------
Total operating expenses                                                                                           44,214
                                                                                                          ----------------
Net Investment Income (Loss)                                                                                      (32,719)
                                                                                                          ----------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                                      111,299
Change in net unrealized appreciation (depreciation)
  on investment securities                                                                    1,868,707
                                                                                        ----------------
Net gain on investment securities                                                                               1,980,006
                                                                                                          ----------------
Net increase in net assets resulting from operations                                                          $ 1,947,287
                                                                                                          ================


See accompanying notes which are an integral part of the financial statements

Fountainhead Special Value Fund
Statement of Changes in Net Assets
                                                                               Six months
                                                                                  ended                  Year
                                                                                April 30,                ended
                                                                                  1999                October 31,
                                                                               (Unaudited)               1998
                                                                            ------------------     ------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                      $ (32,719)             $ (37,441)
  Net realized gain (loss) on investment securities                                   111,299                   (188)
  Change in net unrealized appreciation (depreciation)                              1,868,707               (655,499)
                                                                            ------------------     ------------------
  Net increase (decrease) in net assets resulting from operations                   1,947,287               (693,128)
                                                                            ------------------     ------------------
Distributions to shareholders
  From net realized gain                                                                    -                (34,177)
                                                                            ------------------     ------------------
Share Transactions
  Net proceeds from sale of shares                                                    965,132              4,888,881
  Shares issued in reinvestment of distributions                                            -                 34,164
  Shares redeemed                                                                  (1,076,146)              (187,621)
                                                                            ------------------     ------------------
Net increase (decrease) in net assets resulting
  from share transactions                                                            (111,014)             4,735,424
                                                                            ------------------     ------------------
  Total increase in net assets                                                      1,836,273              4,008,119

Net Assets
  Beginning of period                                                               6,637,320              2,629,201
                                                                            ------------------     ------------------
  End of period [including accumulated net
    investment income (loss) of ($32,719) and $0, respectively]                   $ 8,473,593            $ 6,637,320
                                                                            ==================     ==================

See accompanying notes which are an integral part of the financial statements

Fountainhead Special Value Fund
Financial Highlights
                                                       Six months
                                                         ended                  Year                 Period
                                                       April 30,               ended                 ended
                                                          1999               October 31,           October 31,
                                                       (Unaudited)               1998                1997 (c)
                                                     ---------------       ---------------       ---------------

Selected Per Share Data
Net asset value, beginning of period                        $ 12.61               $ 13.35               $ 10.00
                                                     ---------------       ---------------       ---------------
Income from investment operations
  Net investment income (loss)                                (0.06)                (0.09)                (0.02)
  Net realized and unrealized gain (loss)                      3.81                 (0.51)                 3.37
                                                     ---------------       ---------------       ---------------
Total from investment operations                               3.75                 (0.60)                 3.35
                                                     ---------------       ---------------       ---------------
Less Distributions
  From net realized gain                                          -                 (0.14)                    -
                                                     ---------------       ---------------       ---------------
Net asset value, end of period                              $ 16.36               $ 12.61               $ 13.35
                                                     ===============       ===============       ===============

Total Return (b)                                             29.74%                 (4.67)%              33.70%

Ratios and Supplemental Data
Net assets, end of period (000)                              $8,474                $6,637                $2,629
Ratio of expenses to average net assets                       1.25% (a)             1.20%                 0.97% (a)
Ratio of expenses to average net assets
   before reimbursement                                       2.45% (a)             2.76%                 8.25% (a)
Ratio of net investment income (loss) to
  average net assets                                        (0.92)% (a)           (0.67)%               (0.16)% (a)
Ratio of net investment income (loss) to
  average net assets before reimbursement                   (2.13)% (a)           (2.22)%               (7.45)% (a)
Portfolio turnover rate                                     258.09% (a)           108.31%               130.63% (a)

(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) December 31, 1996 (commencement of operations) to October 31, 1997

See accompanying notes which are an integral part of the financial statements

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     The Fountainhead Special Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long term capital growth. The Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains King Investment Advisors, Inc. (the "Advisor") to manage the Fund's investments. Roger E. King, President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the six-month period ended April 30, 1999, the Advisor has received a fee of $44,214 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the Fund for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.25%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $42,717. There is no assurance that such reimbursement will continue in the future.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $15,000 from the Advisor for administrative services provided to the Fund.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999 there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $6,833,456.

     Transactions in shares were as follows:

                        Six months ended                      Year ended
                         April 30, 1999                    October 31, 1998

                      Shares      Dollars              Shares          Dollars

Shares sold           65,735      $965,132             341,534       $4,888,881
Shares issued in
reinvestment of
dividends                  -             -               2,614           34,164
Shares redeemed      (74,346)   (1,076,146)            (14,634)        (187,621)
                      ------     ---------             -------        ---------
                      (8,611)    $(111,014)            329,514       $4,735,424
                      ======     =========             =======        =========


NOTE 5. INVESTMENTS

     For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $9,365,153 and $9,053,850, respectively. The gross unrealized appreciation for all securities totaled $1,774,648 and the gross unrealized depreciation for all securities totaled $196,451 for a net unrealized appreciation of $1,578,197. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $6,899,132.

                         Fountainhead Special Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor, administrator and servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The advisor and administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used, and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests, or worldwide markets and economies.

GLOBALT Growth Fund

Dear Fellow Shareholders:

Review

Large capitalization and growth stocks continued their dominance over mid cap, small cap and value stocks during the first quarter of 1999. Most noteworthy of all, the equity markets continued their extremely narrow advance, i.e., fewer and fewer large, liquid stocks drove market returns. In fact, more than 77% of all U.S. stocks underperformed the S&P 500 Index by more than 15 percentage points - indicating market leadership even more narrow than at the 1973 peak of the former "Nifty-Fifty" stock heyday. (Nifty-Fifty is defined as the 50 large, well-known, "glamour" stocks such as Avon.) What this means is primarily twofold: 1) it is increasingly difficult for investment managers with reasonably diversified portfolios to outperform the market, and 2) equity benchmarks like the S&P 500 Index, that are driven by such a narrow group of leaders, have high inherent risk. We discuss the extremely unusual market characteristics in The GLOBALT Review in detail. If you have not received a copy, we would be happy to send you one.

It is certainly true that the markets are as distorted as any one of us has experienced (going back as long as 36 years). The period since the Asian crisis erupted (nearly two years ago) has been the severest test that a global strategy such as ours could experience. U.S./global stocks, in general, have been under pressure due to the problems in Asia, Russia and now Latin America. It is not a coincidence that so many managers are having difficulty keeping pace with benchmarks that are being increasingly driven by fewer and fewer stocks.

Commentary

No one can say that current trends in the market will not persist for an extended period, or when they will change. We are on record as saying that there are good reasons for growth being scarcer and more highly valued (see current and past quarterly issues of The GLOBALT Review). However, the current trends have taken on distinctly speculative overtones. As mentioned before, 77% of all stocks in the S&P 500 Index are underperforming the Index by at least 15 percentage points (1,500 basis points)! The prior peak in this measure occurred in 1997 at a reading of 59% and was followed by a market sell off, while the highest prior reading on record (also 59%) occurred in 1973 at the height of the "Nifty-Fifty" period and was followed by the very damaging bear market of 1973-74.

The point, really, is that while current trends can continue, and diversified managers fall further behind the high growth indices, they aren't normal and they do not represent an investment posture for fiduciary accounts. If they don't continue, there is potentially significant risk: either a decline in the most highly valued, most extended stocks, or, that other stocks provide the incremental return that will determine investment rankings. The alternatives, of course, do not have to be this extreme; there can be combinations of the two. We want to be clear on our stance and how we believe we can serve our GLOBALT Growth Fund shareholders best over a full market cycle.

Outlook

What steps are we taking to deliver superior results in this unprecedented economic environment?

1. Maintain our conviction that globalization is the overarching, driving force in the market

     It was never more apparent how interconnected world economies and markets are than in 1998. Many of the world's regions are in early stages of recovery that should gain momentum in the second half of 1999 and continue into 2000 and beyond. Nothing would help the diversifying parts of our portfolios (capital spending, financial services, energy, etc.) that have contributed very little recently to return more than improvement in U.S. sales and exports to these regions. It would be logical to expect that our portfolios would be more competitive with growth benchmarks in a more balanced world economy, as they have in previous periods.

2.   Stay with our investment strategy

     From the very beginning we identified this strategy as a larger cap strategy rather than exclusively a mega cap strategy. It was based on the premise that portfolios should own the large cap, true global growth companies and be able to blend in some attractive companies on the lower end of the large cap spectrum. For eighteen to twenty-four months now, the market has almost exclusively favored the mega caps. But there will come a time when the better situated, medium/large cap companies will add significantly to portfolio returns.

     Our portfolios will have a distinct growth orientation, but they will have more breadth than the 10-15 largest holdings in the S&P that it would take to keep up if current trends continue. We own a large percentage of the stocks that dominate this index, but in some cases, our weightings will be smaller and, overall, we will maintain a diversified growth profile.

3.   Execute our strategy faithfully and effectively

-    Identify and own the key growth stocks that typify our strategy
- Extend the holding periods for the best companies, i.e. keep valuation factor in the proper perspective of long-term investing
-    Stay fully invested
-    Maintain our sell discipline

     From a tactical standpoint, we have modestly expanded the universe of securities that we choose from to include several important companies (for example, Wal-Mart, MCI WorldCom) that are rapidly globalizing. The net effect will be to give us more representation in two sectors whose returns occasionally make it difficult to compete with the index - Retail and Utilities.

     To sharpen execution, we have also strengthened our analytical capability, in particular by the addition of an experienced analyst in the technology area, a key sector for any contemporary growth manager.

4.   Maintain reasonable sector balance

     As stated, we are fully cognizant of the necessity for a portfolio to own the true global growers that represent long-term fundamental economic trends. However, many of the leaders have literally doubled and tripled in a relatively short time, and it is only prudent to expect that they will be joined at some point by a broader group of companies on the lower end of the large cap spectrum. We have not had a market cycle in recent years because the market has only gone in one direction. We enjoyed our best year in 1993, nearly doubling the return of the S&P 500. In this period, worldwide economic growth accelerated. The market broadened out, and our broader sector representation paid off handsomely.

     We firmly believe that active management of diversified portfolios will add value to the major indices and do so with less risk than is incorporated in mimicking the 10 - 15 largest components of the indices at this stage. Although it is not central to our position, it will not surprise us in the months to come if the major indices underperform the broader market, i.e., if the equal-weighted S&P 500, for example, outperforms the capitalization-weighted index.

In summary, we are absolutely committed to the effective execution of the global growth strategy that we believe in unequivocally. We sense that the composition of market leadership is already changing - as always, just when frustration and the tendency to give up and join the stampede is greatest. (There is solid short-term evidence to back this up.) The strategy has been adversely impacted for approximately eighteen months by global economic factors, but the ability to participate in the most powerful economic force today -- global growth through superior U.S. companies in a diversified portfolio - we believe will be one of a small number of strategies that will deliver consistent results over a market cycle.

We appreciate your confidence in the GLOBALT Growth Fund. Please contact with any questions or comments you may have.

Sincerely,



Angela Z. Allen
President and Chief Executive Officer

AZA/gl

                                 Fund Investment

Shares of the Fund are sold on a continuous basis.

Through the Fund's transfer agent, Unified Fund Services, you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000 ($2,000 for IRA accounts). Shares may also be purchased through a broker dealer or other financial institution authorized by the Fund's distributor (investors may be charged a fee for this service). Purchases can be made by mail or by bank wire (please see prospectus for more information).

The Fund is also available through Fidelity's FUNDSNetwork with a minimum investment of $2,500 ($1,000 through a qualified retirement plan). It is listed as the AmeriPrime Funds - GLOBALT Growth Fund (symbol: GROWX). Fidelity can be reached at 1-800-544-9697.

The Fund is also available through the Schwab Mutual Fund OneSource service at 1-800-435-4000 or on the Internet at www.schwab.com. The minimum investment in the Fund through this service is $2,500 ($1,000 through a qualified retirement plan). The GLOBALT Growth Fund's mutual fund symbol at Schwab is GROWX. This enables the GLOBALT Growth Fund to be included as an investment option in 401(k) plans.







This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund; this report is not authorized for distribution to prospective shareholders unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

GLOBALT Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 98.4%                                                Shares                         Value
Banks - 2.3%
Bank of America Corp.                                                    5,300                        $ 381,600
                                                                                              ------------------

Business Equipment & Services - 4.7%
Interpublic Group                                                        4,800                          372,300
Omnicom Group                                                            5,800                          420,500
                                                                                              ------------------
                                                                                                        792,800
                                                                                              ------------------
Capital Goods - 3.2%
General Electric Co.                                                     5,200                          548,600
                                                                                              ------------------

Chemicals - 3.0%
Monsanto Co.                                                            11,400                          515,850
                                                                                              ------------------

Computers - 18.7%
Cisco Systems, Inc. (a)                                                  3,662                          417,697
Computer Sciences (a)                                                    7,700                          458,631
Compuware Corp. (a)                                                     12,000                          292,500
International Business Machines, Inc.                                    2,700                          564,806
Microsoft Corp. (a)                                                      4,800                          390,300
Oracle Corp. (a)                                                         9,150                          247,622
Sun Microsystems (a)                                                     7,000                          418,688
VERITAS Software Corp. (a)                                               5,400                          383,400
                                                                                              ------------------
                                                                                                      3,173,644
                                                                                              ------------------
Consumer Non-Durables - 9.8%
Coca Cola Company                                                        6,850                          465,800
Coca Cola Enterprises                                                   16,200                          558,900
Gillette Co.                                                             6,200                          323,563
Procter & Gamble Co.                                                     3,300                          309,581
                                                                                              ------------------
                                                                                                      1,657,844
                                                                                              ------------------
Consumer Services - 7.1%
Disney (Walt) Co.                                                        5,700                          180,975
Mattel, Inc.                                                            14,900                          385,538
Time Warner, Inc.                                                        9,200                          644,000
                                                                                              ------------------
                                                                                                      1,210,513
                                                                                              ------------------
Energy Sector - 1.1%
Texaco, Inc.                                                             2,900                          181,975
                                                                                              ------------------

Financial Services - 12.4%
American Express                                                         4,300                          561,956
American International Group                                             5,362                          629,700
Citigroup, Inc.                                                          6,700                          504,175
Marsh & McLennan Co.                                                     5,400                          413,437
                                                                                              ------------------
                                                                                                      2,109,268
                                                                                              ------------------

See accompanying notes which are an integral part of the financial statements


GLOBALT Growth Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                            Shares                         Value
Hardware - 2.3%
Black & Decker Corp.                                                     7,000                        $ 397,250
                                                                                              ------------------

Health Care - 14.8%
Baxter International, Inc.                                               5,100                          321,300
Bristol Myers Squibb                                                     6,500                          413,156
Guidant Corp.                                                            3,400                          182,537
Johnson & Johnson                                                        3,812                          371,670
Medtronic, Inc.                                                          6,800                          489,175
Pfizer Inc.                                                              3,100                          356,694
Warner-Lambert Co.                                                       5,500                          373,656
                                                                                              ------------------
                                                                                                      2,508,188
                                                                                              ------------------
Machinery - 2.2%
Ingersoll-Rand Co.                                                       5,400                          373,613
                                                                                              ------------------

Technology - 10.6%
Emerson Electric Co.                                                     3,300                          212,850
Intel Corp.                                                              4,200                          256,987
Lucent Technologies                                                      4,900                          294,613
Micron Technology, Inc. (a)                                              6,900                          256,162
Molex, Inc. - Class A                                                   14,800                          427,350
Xerox Corp.                                                              6,000                          352,500
                                                                                              ------------------
                                                                                                      1,800,462
                                                                                              ------------------
Telecommunications - 4.2%
GTE Corp.                                                                6,100                          408,319
MCI WorldCom, Inc.                                                       3,800                          312,313
                                                                                              ------------------
                                                                                                        720,632
                                                                                              ------------------
Transportation - 2.0%
AMR Corp.(a)                                                             4,800                          335,100
                                                                                              ------------------

Total Common Stock  - (Cost $13,756,835)                                                             16,707,339
                                                                                              ------------------

Money Market Securities - 1.6%
Star Treasury Fund, 4.01% (b) (Cost $274,413)                         $274,413                          274,413
                                                                                              ------------------

TOTAL INVESTMENTS -  (Cost $14,031,248) - 100.0%                                                     16,981,752
                                                                                              ------------------
Other assets less liabilites - 0.0%                                                                      (4,915)
                                                                                              ------------------
Total Net Assets - 100.0%                                                                          $ 16,976,837
                                                                                              ==================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

GLOBALT Growth Fund                                                                    April 30, 1999
Statement of Assets and Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $14,031,248)                                    $ 16,981,752
Receivable from custodian bank                                                                    551
Receivable for fund shares sold                                                                 1,202
Dividends receivable                                                                            6,478
Interest receivable                                                                             1,157
                                                                                   -------------------
     Total assets                                                                          16,991,140

Liabilities
Accrued investment advisory fee payable                                $ 14,303
                                                              ------------------
     Total liabilities                                                                         14,303
                                                                                   -------------------

Net Assets                                                                               $ 16,976,837
                                                                                   ===================

Net Assets consist of:
Paid in capital                                                                            13,146,562
Accumulated net investment income (loss)                                                      (24,505)
Accumulated undistributed net realized gain on investments                                    904,276
Net unrealized appreciation on investments                                                  2,950,504
                                                                                   -------------------

Net Assets, for 912,099 shares                                                           $ 16,976,837
                                                                                   ===================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($16,976,837/912,099)                          $ 18.61
                                                                                   ===================

See accompanying notes which are an integral part of the financial statements

GLOBALT Growth Fund
Statement of Operations  for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                                  $ 53,557
Interest Income                                                                                                     9,385
                                                                                                          ----------------
Total Income                                                                                                       62,942


Expenses
Investment advisory fee                                                                        $ 82,020
Trustees' fees                                                                                      813
                                                                                        ----------------
Total expenses before reimbursement                                                              82,833
Reimbursed expenses                                                                                (813)
                                                                                        ----------------
Total operating expenses                                                                                           82,020
                                                                                                          ----------------
Net Investment Income (Loss)                                                                                      (19,078)
                                                                                                          ----------------

Realized & Unrealized Gain
Net realized gain on investment securities                                                      902,346
Change in net unrealized appreciation (depreciation)
  on investment securities                                                                    1,621,472
                                                                                        ----------------
Net gain on investment securities                                                                               2,523,818
                                                                                                          ----------------
Net increase in net assets resulting from operations                                                          $ 2,504,740
                                                                                                          ================

See accompanying notes which are an integral part of the financial statements

GLOBALT Growth Fund
Statement of Changes in Net Assets
                                                                               Six months
                                                                                  ended                  Year
                                                                                April 30,                ended
                                                                                  1999                October 31,
                                                                               (Unaudited)               1998
                                                                            ------------------     ------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                      $ (19,078)              $ 14,740
  Net realized gain on investment securities                                          902,346                687,055
  Change in net unrealized appreciation (depreciation)                              1,621,472                496,228
                                                                            ------------------     ------------------
  Net increase in net assets resulting from operations                              2,504,740              1,198,023
                                                                            ------------------     ------------------
Distributions to shareholders
  From net investment income                                                          (15,584)                (5,420)
  From net realized gain                                                             (592,834)              (753,352)
                                                                            ------------------     ------------------
                                                                            ------------------     ------------------
  Total distributions                                                                (608,418)              (758,772)
                                                                            ------------------     ------------------
Share Transactions
  Net proceeds from sale of shares                                                  3,077,066              3,441,709
  Shares issued in reinvestment of distributions                                      608,118                758,704
  Shares redeemed                                                                    (313,777)              (933,230)
                                                                            ------------------     ------------------
Net increase in net assets resulting
  from share transactions                                                           3,371,407              3,267,183
                                                                            ------------------     ------------------
  Total increase in net assets                                                      5,267,729              3,706,434

Net Assets
  Beginning of period                                                              11,709,108              8,002,674
                                                                            ------------------     ------------------
  End of period [including accumulated undistributed net
    investment income (loss) of $(24,505) and $12,698]                           $ 16,976,837           $ 11,709,108
                                                                            ==================     ==================

See accompanying notes which are an integral part of the financial statements

GLOBALT Growth Fund
Financial Highlights
                                                Six months
                                                  ended                                          Period
                                                 April 30,       Years ended October 31,         ended
                                                   1999        ---------------------------     October 31,
                                               (Unaudited)        1998            1997           1996 (c)
                                               -----------     -----------     -----------     -----------
Selected Per Share Data
Net asset value, beginning of period            $ 16.14         $ 15.66         $ 12.48         $ 10.00
                                               -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income (loss)                    (0.02)           0.02            0.01            0.01
  Net realized and unrealized gain                 3.32            1.86            3.34            2.47
                                               -----------     -----------     -----------     -----------
Total from investment operations                   3.30            1.88            3.35            2.48
                                               -----------     -----------     -----------     -----------
Less Distributions
  From net investment income                      (0.02)          (0.01)              -               -
  From net realized gain                          (0.81)          (1.39)          (0.17)              -
                                               -----------     -----------     -----------     -----------
Total Distributions                               (0.83)          (1.40)          (0.17)              -
                                               -----------     -----------     -----------     -----------
Net asset value, end of period                  $ 18.61         $ 16.14         $ 15.66         $ 12.48
                                               ===========     ===========     ===========     ===========

Total Return (b)                                  20.71%          13.28%          27.15%          24.80%

Ratios and Supplemental Data
Net assets, end of period (000)                  $16,977         $11,709          $8,003          $3,443
Ratio of expenses to average net assets            1.17% (a)       1.17%           1.17%           1.16% (a)
Ratio of expenses to average net assets
  before reimbursement                             1.18% (a)       1.19%           1.19%           1.25% (a)
Ratio of net investment income (loss) to
  average net assets                             (0.27)% (a)       0.14%           0.06%           0.11% (a)
Ratio of net investment income (loss) to
  average net assets before reimbursement        (0.28)% (a)       0.12%           0.04%           0.02% (a)
Portfolio turnover rate                          139.74% (a)      83.78%         110.01%          66.42% (a)

(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) December 1, 1995 (commencement of operations) to October 31, 1996

See accompanying notes which are an integral part of the financial statements

                              GLOBALT Growth Fund
                          Notes to Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     GLOBALT Growth Fund (the "Fund") is a member of the AmeriPrime Funds, an Ohio business trust (the "Trust). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The Fund's investment objective is to provide long term growth of capital. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                               GLOBALT Growth Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains GLOBALT, Inc. (the "Advisor") to manage the Fund's investments. The advisor was organized as a Georgia corporation in 1990. Angela Allen, President of the Advisor, and Samuel Allen, Chairman of the Advisor, are the controlling shareholders of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Advisor, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six-month period ended April 30, 1999, the Advisor received a fee of $82,020 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the fiscal year ended October 31, 1999 to the extent necessary to maintain total expenses at the rate of 1.17%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $813.

                               GLOBALT Growth Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $15,000 from the Advisor for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $13,146,562.

     Transactions in shares were as follows:

                       Six months ended                        Year ended
                        April 30, 1999                      October 31, 1998

                    Shares        Dollars               Shares         Dollars

Shares sold         169,647      $3,077,066             216,459      $3,441,709
Shares issued in
reinvestment of
dividends            34,260         608,118              53,733         758,704
Shares redeemed     (17,415)       (313,777)            (55,461)       (933,230)
                    -------       ---------             -------       ---------
                    186,492      $3,371,407             214,731      $3,267,183
                    =======       =========             =======       =========

                               GLOBALT Growth Fund
                          Notes to Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 5.  INVESTMENTS

     For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $13,037,154 and $9,562,730, respectively. The gross unrealized appreciation for all securities totaled $3,139,816 and the gross unrealized depreciation for all securities totaled $189,312 for a net unrealized appreciation of $2,950,504. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $14,031,248.


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Advisor, Administrator or servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

IMS Capital Value Fund

April 30, 1999


Dear Fellow Shareholders,

In the fall of last year, we stressed to our shareholders how value tends to outperform growth over the long haul and we asserted that our style would eventually regain its position of leadership. Offering a glimmer of hope, we wrote, "...while it's still very early, several indicators suggest the landscape may already be shifting towards a more favorable value environment."

As it turns out, our fund went on to close the fourth quarter of 1998 with a return of 20.10%. During the first four months of 1999, the IMS Capital Value Fund gained an additional 12.57%. The fund's NAV currently stands at $14.06. The average annual return to shareholders since the fund's inception on August 5, 1996 has been 16.40%. The twelve-month return was 11.32% and the fund's return for the last six months was 24.65%.

According to Lipper Analytical Services, our returns beat 75% of the funds in our category (flex-cap value) in 1998. All indications suggest we are doing at least as well, if not better, so far in 1999. While it may be wonderful to watch our returns improve so dramatically in such a short period of time, we are only in the second inning of the game. We feel our best ideas have yet to hit their stride and that the fund is well-positioned to capitalize on the growth of the Internet, the growing use of technology, the powerful buying and investment habits of baby boomers and several other strategic opportunities over the next decade.

Some of the stocks that contributed to our positive results in the last six months include:

AT & T            up 63%
Citigroup         up 60%
Motorola          up 54%
Nike              up 42%
Oracle            up 37%

The objective of the IMS Capital Value Fund is to provide long-term growth of capital. We invest primarily in blue chip stocks with strong value characteristics and improving business momentum. The fund's portfolio of approximately thirty companies is well-diversified across all major sectors of the market. Considerable care is taken to manage the fund on a tax-efficient basis in an effort to produce superior after-tax returns. We continually search out undervalued opportunities that will help to both grow and protect our shareholder's capital. Our goal remains making the IMS Capital Value Fund one of the most successful and respected funds in the industry.

We appreciate your trust and thank you for joining us as shareholders.


Sincerely,


Carl W. Marker
Portfolio Manager

IMS Capital Value Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 93.9%                                            Shares                        Value
Apparel - 3.6%
Nike, Inc. - Class B                                                 6,500                       $ 404,219
                                                                                          -----------------

Beverages - 3.1%
Pepsico, Inc.                                                        9,500                         350,906
                                                                                          -----------------

Communications - 2.2%
Motorola, Inc.                                                       3,000                         240,375
                                                                                          -----------------

Computer & Related Technologies - 12.4%
Electronic Data Systems Corp.                                        7,500                         403,125
Intel Corp.                                                          7,000                         428,313
Oracle Corp. (a)                                                     8,000                         216,500
Symantec Corp. (a)                                                  17,000                         337,875
                                                                                          -----------------
                                                                                                 1,385,813
                                                                                          -----------------
Drugs & Pharmaceuticals - 8.0%
American Home Products Corp.                                         5,500                         335,500
Amgen, Inc. (a)                                                      3,000                         184,313
IVAX Corp. (a)                                                      28,000                         367,500
                                                                                          -----------------
                                                                                                   887,313
                                                                                          -----------------
Electrical Equipment - 3.7%
American Power Conversion, Inc. (a)                                 12,500                         412,500
                                                                                          -----------------

Energy Services - 3.6%
Diamond Offshore Drilling, Inc.                                     12,000                         396,750
                                                                                          -----------------

Entertainment - 3.1%
Marvel Enterprises, Inc. (a)                                        37,000                         346,875
                                                                                          -----------------

Finance -  7.6%
Citigroup, Inc.                                                      6,000                         451,500
T. Rowe Price Associates, Inc.                                      10,500                         395,719
                                                                                          -----------------
                                                                                                   847,219
                                                                                          -----------------
Hospitals & Managed Care - 2.2%
Pacificare Health Systems, Inc. - Class A (a)                        3,300                         241,931
                                                                                          -----------------

Household Products - 3.7%
Kimberly-Clark, Inc.                                                 5,000                         306,562
Sunbeam  Corp.                                                      20,000                         107,500
                                                                                          -----------------
                                                                                                   414,062
Iron & Steel - 3.8%
USX-U.S. Steel Group                                                14,000                         423,500
                                                                                          -----------------

Oil & Gas -  3.2%
Pennzoil-Quaker State, Inc.                                         28,000                         362,250
                                                                                          -----------------

Packaging & Containers - 2.5%
Crown Cork & Seal, Inc.                                              8,500                         276,250
                                                                                          -----------------

See accompanying notes which are an integral part of the financial statements


IMS Capital Value Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                        Shares                        Value
Pollution Control - 4.4%
Waste Management, Inc.                                               8,600                       $ 485,900
                                                                                          -----------------

Retail - 7.3%
OfficeMax, Inc. (a)                                                 38,000                         384,750
Toys R Us (a)                                                       20,000                         435,000
                                                                                          -----------------
                                                                                                   819,750
                                                                                          -----------------
Services - 4.6%
H & R Block                                                          9,000                         433,125
Olsten Corp.                                                        11,300                          76,275
                                                                                          -----------------
                                                                                                   509,400
                                                                                          -----------------
Telecommunications - 5.8%
AT&T Corp.                                                           8,250                         416,625
Paging Network, Inc. (a)                                            60,000                         234,375
                                                                                          -----------------
                                                                                                   651,000
                                                                                          -----------------
Tobacco - 3.2%
RJR Nabisco Holdings Corp.                                          14,000                         360,500
                                                                                          -----------------

Transportation - 3.0%
FDX Corp.                                                            3,000                         337,687
                                                                                          -----------------

Utilities -  2.9%
Niagra Mohawk Holdings, Inc. (a)                                    24,000                         321,000
                                                                                          -----------------

TOTAL COMMON STOCKS (Cost $8,647,549)                                                           10,475,200-

Money Market Securities - 6.4%                                Principal Amount
Star Treasury Fund, 4.01% (b) (Cost $717,609)                     $717,609                         717,609
                                                                                          -----------------

TOTAL INVESTMENTS - 100.3% (Cost $9,365,158)                                                    11,192,809
                                                                                          -----------------
Liabilities less other assets - (0.3%)                                                             (37,125)
                                                                                          -----------------
TOTAL NET ASSETS - 100.0%                                                                     $ 11,155,684
                                                                                          =================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

IMS Capital Value Fund                                                                   April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $9,365,158)                                       $ 11,192,809
Receivable from custodian bank                                                                      513
Receivable for fund shares sold                                                                  30,000
Dividends receivable                                                                              6,865
Interest receivable                                                                               2,310
Deferred organizational costs                                                                    15,498
                                                                                     -------------------
     Total assets                                                                            11,247,995

Liabilities
Accrued investment advisory fee payable                                  $ 24,370
Payable for fund shares redeemed                                           62,832
Other payables and accrued expenses                                         5,109
                                                                 -----------------

     Total liabilities                                                                           92,311
                                                                                     -------------------

Net Assets                                                                                 $ 11,155,684
                                                                                     ===================

Net Assets consist of:
Paid in capital                                                                             $ 8,357,419
Accumulated net investment income (loss)                                                         (3,523)
Accumulated undistributed net realized gain on investments                                      977,222
Accumulated net realized gain (loss) on options transactions                                     (3,085)
Net unrealized appreciation on investments                                                    1,827,651
                                                                                     -------------------

Net Assets, for 793,165 shares                                                             $ 11,155,684
                                                                                     ===================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($11,155,684/793,165)                            $ 14.06
                                                                                     ===================


See accompanying notes which are an integral part of the financial statements

IMS Capital Value Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                           $ 84,608
Interest Income                                                                                              6,078
                                                                                              ---------------------
Total Income                                                                                                90,686


Expenses
Investment advisory fee                                                           $ 74,656
Administration fee                                                                  15,000
Transfer agent fee                                                                   9,775
Fund accounting fee                                                                  8,652
Legal fees                                                                           4,117
Custodian fee                                                                        2,963
Amortization of organizational expenses                                              2,339
Audit fees                                                                             763
Registration fees                                                                    1,725
Shareholder reports                                                                  2,772
Trustees' fees                                                                         813
Miscellaneous                                                                          685
                                                                      ---------------------
Total expenses before reimbursement                                                124,260
Reimbursed expenses                                                                (30,051)
                                                                      ---------------------
Total operating expenses                                                                                    94,209
                                                                                              ---------------------
Net Investment Income (Loss)                                                                                (3,523)
                                                                                              ---------------------

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities                                       1,022,619
Net realized gain on options transactions                                            2,923
Change in net unrealized appreciation (depreciation)
  on investment securities                                                       1,558,740
                                                                      ---------------------
Net gain on investment securities                                                                        2,584,282
                                                                                              ---------------------
Net increase in net assets resulting from operations                                                   $ 2,580,759
                                                                                              =====================

See accompanying notes which are an integral part of the financial statements

IMS Capital Value Fund
Statement of Changes in Net Assets
                                                                                Six months
                                                                                   ended                  Year
                                                                                 April 30,               ended
                                                                                   1999               October 31,
                                                                                (Unaudited)               1998
                                                                             ------------------     -----------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                        $ (3,523)            $ (60,430)
  Net realized gain on investment securities                                         1,022,619                26,314
  Net realized gain (loss) on options transactions                                       2,923                (6,008)
  Change in net unrealized appreciation (depreciation)                               1,558,740                69,368
                                                                             ------------------     -----------------
  Net increase (decrease) in net assets resulting from operations                    2,580,759                29,244
                                                                             ------------------     -----------------
Distributions to shareholders
  Return of capital                                                                          -               (25,273)
  From net capital gain                                                                      -              (682,377)
                                                                             ------------------     -----------------
                                                                             ------------------     -----------------
  Total distributions                                                                        -              (707,650)
                                                                             ------------------     -----------------
Share Transactions
  Net proceeds from sale of shares                                                     464,985             3,955,446
  Shares issued in reinvestment of distributions                                             -               702,348
  Shares redeemed                                                                   (3,414,049)           (2,387,348)
                                                                             ------------------     -----------------
Net increase (decrease) in net assets resulting
  from share transactions                                                           (2,949,064)            2,270,446
                                                                             ------------------     -----------------
  Total increase (decrease) in net assets                                             (368,305)            1,592,040

Net Assets
  Beginning of period                                                               11,523,989             9,931,949
                                                                             ------------------     -----------------
  End of period [including accumulated net investment
   income (loss) of $(3,523) and $0, respectively]                                $ 11,155,684          $ 11,523,989
                                                                             ==================     =================

See accompanying notes which are an integral part of the financial statements

IMS Capital Value Fund
Financial Highlights
                                               Six Months
                                                  ended                                           Period
                                                April 30,        Years ended October 31,          ended
                                                  1999         ---------------------------     October 31,
                                               (Unaudited)        1998            1997           1996 (c)
                                               -----------     -----------     -----------     -----------
Selected Per Share Data
Net asset value, beginning of period            $ 11.28         $ 12.06         $ 10.76         $ 10.00
                                               -----------     -----------     -----------     -----------
Income from investment operations:
  Net investment income (loss)                        -           (0.06)          (0.08)          (0.01)
  Net realized and unrealized gain                 2.78            0.12            1.38            0.77
                                               -----------     -----------     -----------     -----------
Total from investment operations                   2.78            0.06            1.30            0.76
                                               -----------     -----------     -----------     -----------
Less Distributions
  From net investment income                          -           (0.03)              -               -
  From net realized gain                              -           (0.81)              -               -
                                               -----------     -----------     -----------     -----------
Total Distributions                                   -           (0.84)              -               -
                                               -----------     -----------     -----------     -----------
Net asset value, end of period                  $ 14.06         $ 11.28         $ 12.06         $ 10.76
                                               ===========     ===========     ===========     ===========

Total Return (b)                                 24.65%           2.27%          12.08%           7.60%

Ratios and Supplemental Data
Net assets, end of period (000)                 $11,156         $11,524          $9,932          $4,741
Ratio of expenses to average net assets           1.59% (a)       1.73%           1.97%           1.84% (a)
Ratio of expenses to average net assets
   before reimbursement                           2.10% (a)       2.34%           2.54%           3.92% (a)
Ratio of net investment income (loss) to
   average net assets                           (0.06)% (a)     (0.53)%         (0.64)%         (0.25)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement      (0.57)% (a)     (1.14)%         (1.20)%         (2.32)% (a)
Portfolio turnover rate                          78.84% (a)      81.74%          34.76%           3.56% (a)

(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) August 5, 1996 (commencement of operations) to October 31, 1996

See accompanying notes which are an integral part of the financial statements

                             IMS Capital Value Fund
                          Notes To Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     IMS Capital Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide long-term growth. The Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                             IMS Capital Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains IMS Capital Management, Inc. (the "Advisor") to manage the Fund's investments. Carl W. Marker, Chairman and President of the Advisor, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.36% of the average daily net assets of the Fund. For the six-month period ended April 30, 1999, the Advisor received a fee of $74,656 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the Fund for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.59%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $30,051. There is no assurance that such reimbursement will continue in the future.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $15,000 from the Advisor for administrative services provided to the fund.

                             IMS Capital Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $8,357,419.

     Transactions in shares were as follows:

                       Six months ended                       Year ended
                        April 30, 1999                     October 31, 1998

                      Shares      Dollars               Shares         Dollars

Shares sold           36,014      $464,985              338,518      $3,955,446
Shares issued in
reinvestment of
dividends                  -             -               65,032         702,348
Shares redeemed     (264,626)   (3,414,064)            (205,539)     (2,387,348)
                     -------     ---------              --------      ---------
                    (228,612)  $(2,949,064)             198,011      $2,270,446
                     =======     =========              =======       =========

NOTE 5. INVESTMENTS

     For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $4,453,809 and $8,023,641, respectively. The gross unrealized appreciation for all securities totaled $1,935,131 and the gross unrealized depreciation for all securities totaled $107,480 for a net unrealized appreciation of $1,827,651. The aggregate cost of securities for federal income tax purposes at April 30, 1999 was $9,365,158.

                             IMS Capital Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.

Marathon Value Fund
Schedule of Investments - April 30, 1999 (Unaudited)
Common Stocks - 77.3%                                          Shares                         Value
Apparel - 6.8%
St. John's Knits, Inc.                                              9,800                       $ 266,438
                                                                                        ------------------

Banks & Bank Holding Companies - 1.0%
First Security Corp.                                                2,130                          40,470
                                                                                        ------------------

Beverages - 1.9%
PepsiCo, Inc.                                                       2,000                          73,875
                                                                                        ------------------

Broadcasting - 1.9%
MediaOne Group                                                        900                          73,406
                                                                                        ------------------

Business Equipment & Services - 9.5%
Computer Sciences Corp. (a)                                         2,000                         119,125
(John H.) Harland Co.                                               6,000                          99,375
Keane, Inc. (a)                                                     1,500                          37,219
Olsten Corp.                                                        7,700                          51,975
SunGard Data Systems, Inc.                                          2,000                          63,875
                                                                                        ------------------
                                                                                                  371,569
                                                                                        ------------------
Consumer Products (Durables) - 3.8%
Clayton Homes, Inc.                                                 3,125                          34,766
Fibermark, Inc. (a)                                                 3,000                          39,000
Helen of Troy, Ltd. (a)                                             2,500                          35,000
QEP Co. (a)                                                         5,000                          38,125
                                                                                        ------------------
                                                                                                  146,891
                                                                                        ------------------
Consumer Products (Non-Durables) - 3.2%
Del Labratories, Inc.                                               1,700                          32,194
Food Lion Inc. - Class B                                            9,000                          91,125
                                                                                        ------------------
                                                                                                  123,319
                                                                                        ------------------
Computer Software - 4.5%
BMC Software, Inc. (a)                                              1,000                          43,063
Compuware Corp. (a)                                                 3,000                          73,125
Oracle Corp. (a)                                                    2,200                          59,537
                                                                                        ------------------
                                                                                                  175,725
                                                                                        ------------------
Financial Services - 3.0%
Bear Stearns Companies, Inc.                                        2,535                         118,194
                                                                                        ------------------

Healthcare Products - 5.7%
Corvel Corp. (a)                                                    3,000                         105,750
Warner-Lambert Co.                                                  1,700                         115,494
                                                                                        ------------------
                                                                                                  221,244
                                                                                        ------------------

See accompanying notes which are an integral part of the financial statements


Marathon Value Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

Common Stocks - continued                                      Shares                         Value
Hospitals - 5.2%
HEALTHSOUTH Corp. (a)                                              10,000                       $ 134,375
Ventas Inc.                                                        15,100                          67,950
                                                                                        ------------------
                                                                                                  202,325
                                                                                        ------------------
Industrial Cyclicals - 4.3%
Teleflex, Inc.                                                      2,000                          87,125
Tyco International Ltd.                                             1,000                          81,250
                                                                                        ------------------
                                                                                                  168,375
                                                                                        ------------------
Measuring Equipment - 2.5%
Thermospectra Corp. (a)                                             9,000                          97,875
                                                                                        ------------------

Oil & Gas Services - 2.1%
Nabors Industries, Inc. (a)                                         4,000                          82,250
                                                                                        ------------------

Pharmaceuticals - 3.3%
Merck & Co.                                                         1,100                          77,275
Watson Pharmaceuticals, Inc.                                        1,300                          52,650
                                                                                        ------------------
                                                                                                  129,925
                                                                                        ------------------
Recreational Vehicles - 3.7%
Artic Cat, Inc.                                                    16,600                         143,175
                                                                                        ------------------

Retail - 7.9%
American Stores Co.                                                 4,000                         126,250
Building Materials Holdings (a)                                     4,000                          51,000
Dress Barn, Inc. (a)                                                9,100                         133,087
                                                                                        ------------------
                                                                                                  310,337
                                                                                        ------------------
Restaurants - 1.5%
Schlotzsky's, Inc. (a)                                              5,000                          56,875
                                                                                        ------------------

Telecommunications - 2.3%
Telxon Corp.                                                        9,000                          90,000
                                                                                        ------------------

Transportation - 3.2%
Covenant Transport Inc. - Class A (a)                               5,000                          68,750
Werner Enterprises, Inc.                                            3,000                          57,750
                                                                                        ------------------
                                                                                                  126,500
                                                                                        ------------------

TOTAL COMMON STOCKS (Cost $3,163,300)                                                           3,018,768
                                                                                        ------------------

See accompanying notes which are an integral part of the financial statements


Marathon Value Fund
Schedule of Investments - April 30, 1999 (Unaudited) - continued

                                                             Principal
                                                               Amount                         Value
MONEY MARKET SECURITIES - 27.6%
Star Treasury Fund, 4.01% (b) (Cost $1,078,517)                $1,078,517                     $ 1,078,517
                                                                                        ------------------

TOTAL INVESTMENTS - 104.9% (Cost $4,241,817)                                                    4,097,285
                                                                                        ------------------
Liabilities less other assets - (4.9)%                                                           (189,927)
                                                                                        ------------------
TOTAL NET ASSETS - 100.0%                                                                     $ 3,907,358
                                                                                        ==================

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at April 30, 1999.

See accompanying notes which are an integral part of the financial statements

Marathon Value Fund                                                                    April 30, 1999
Statement of Assets & Liabilities (Unaudited)
Assets
Investment in securities, at value (cost $4,241,817)                                      $ 4,097,285
Receivable from custodian bank                                                                    492
Receivable for securities sold                                                                 74,818
Receivable for fund shares sold                                                                 7,458
Dividends receivable                                                                              693
Interest receivable                                                                             3,322
                                                                                  --------------------
     Total assets                                                                           4,184,068

Liabilities
Accrued investment advisory fee payable                                 $ 4,522
Payable for securities purchased                                        272,188
                                                              ------------------
     Total liabilities                                                                        276,710
                                                                                  --------------------

Net Assets                                                                                $ 3,907,358
                                                                                  ====================

Net Assets consist of:
Paid in capital                                                                           $ 4,296,869
Accumulated undistributed net investment income                                                 6,570
Accumulated net realized gain (loss) on security transactions                                (309,767)
Accumulated undistributed net realized gain on options transactions                            58,218
Net unrealized depreciation on investments                                                   (144,532)
                                                                                  --------------------

Net Assets, for 439,873 shares                                                            $ 3,907,358
                                                                                  ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,907,358/439,873)                            $ 8.88
                                                                                  ====================

See accompanying notes which are an integral part of the financial statements

Marathon Value Fund
Statement of Operations for the six months ended April 30, 1999 (Unaudited)
Investment Income
Dividend Income                                                                                                  $ 19,195
Interest Income                                                                                                    13,793
                                                                                                          ----------------
Total Income                                                                                                       32,988


Expenses
Investment advisory fee                                                                       $ 26,402
Trustees' fees                                                                                     813
                                                                                        ---------------
Total expenses before reimbursement                                                             27,215
Reimbursed expenses                                                                               (813)
                                                                                        ---------------
Total operating expenses                                                                                           26,402
                                                                                                          ----------------
Net Investment Income (Loss)                                                                                        6,586
                                                                                                          ----------------

Realized & Unrealized Gain
Net realized gain (loss) on investment securities                                              (50,929)
Net realized gain on options transactions                                                       39,468
Change in net unrealized appreciation (depreciation)
  on investment securities                                                                     160,922
                                                                                        ---------------
Net gain (loss) on investment securities                                                                          149,461
                                                                                                          ----------------
Net increase in net assets resulting from operations                                                            $ 156,047
                                                                                                          ================

See accompanying notes which are an integral part of the financial statements

Marathon Value Fund
Statement of Changes in Net Assets
                                                                                      Six months
                                                                                         ended                 Period
                                                                                       April 30,                ended
                                                                                         1999                October 31,
                                                                                      (Unaudited)             1998 (a)
                                                                                   ------------------     ------------------
Increase/(Decrease) in Net Assets
Operations
  Net investment income                                                                      $ 6,586                $ 6,326
  Net realized gain (loss) on investment securities                                          (50,929)              (258,838)
  Net realized gain on options transactions                                                   39,468                 18,750
  Change in net unrealized appreciation (depreciation)                                       160,922               (305,454)
                                                                                   ------------------     ------------------
  Net increase (decrease) in net assets resulting from operations                            156,047               (539,216)
                                                                                   ------------------     ------------------
Distributions to shareholders
  From net investment income                                                                  (6,342)                     -
                                                                                   ------------------     ------------------
Share Transactions
  Net proceeds from sale of shares                                                           519,014              3,806,088
  Shares issued in reinvestment of distributions                                                   -                      -
  Shares redeemed                                                                            (20,012)                (8,221)
                                                                                   ------------------     ------------------
Net increase in net assets resulting
  from share transactions                                                                    499,002              3,797,867
                                                                                   ------------------     ------------------
  Total increase in net assets                                                               648,707              3,258,651

Net Assets
  Beginning of period                                                                      3,258,651                      -
                                                                                   ------------------     ------------------
  End of period [including accumulated undistributed net
    investment income of $6,570 and $6,326, respectively]                                $ 3,907,358            $ 3,258,651
                                                                                   ==================     ==================

(a)  March 12, 1998 (commencement of operations) to October 31, 1998

See accompanying notes which are an integral part of the financial statements

Marathon Value Fund
Financial Highlights
                                                                              Six months
                                                                                 ended                Period
                                                                               April 30,               ended
                                                                                 1999               October 31,
                                                                              (Unaudited)             1998 (c)
                                                                            ----------------      ----------------
Selected Per Share Data
Net asset value, beginning of period                                                 $ 8.48               $ 10.00
                                                                            ----------------      ----------------
Income from investment operations
  Net investment income                                                                0.02                  0.02
  Net realized and unrealized gain (loss)                                              0.40                 (1.54)
                                                                            ----------------      ----------------
Total from investment operations                                                       0.42                 (1.52)
                                                                            ----------------      ----------------
Less Distributions
  From net investment income                                                          (0.02)                    -
                                                                            ----------------      ----------------
Net asset value, end of period                                                       $ 8.88                $ 8.48
                                                                            ================      ================

Total Return (b)                                                                      4.91%              (15.20)%

Ratios and Supplemental Data
Net assets, end of period (000)                                                      $3,907                $3,259
Ratio of expenses to average net assets                                               1.48% (a)             1.47% (a)
Ratio of expenses to average net assets before reimbursement                          1.52% (a)             1.50% (a)
Ratio of net investment income to average net assets                                  0.37% (a)             0.36% (a)
Ratio of net investment income to average net assets
   before reimbursement                                                               0.32% (a)             0.33% (a)
Portfolio turnover rate                                                             106.83% (a)            61.04% (a)


(a) Annualized
(b) For periods of less than a full year, total returns are not annualized.
(c) March 12, 1998 (commencement of operations) to October 31, 1998

See accompanying notes which are an integral part of the financial statements

                               Marathon Value Fund
                          Notes To Financial Statements
                           April 30, 1999 (Unaudited)


NOTE 1.  ORGANIZATION

     Marathon Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide maximum long-term capital appreciation. The Declaration of Trust permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the "Board").

     Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.



                               Marathon Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short term capital gains at least once a year.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Burroughs & Hutchinson, Inc. (the "Advisor") to manage the Fund's investments. Mark Matsko, the Fund's portfolio manager, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.48% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the six-month period ended April 30, 1999, the Advisor has received a fee of $26,402 from the Fund. The Advisor has voluntarily agreed to reimburse other expenses for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses at the rate of 1.48%. For the six-month period ended April 30, 1999, the Advisor reimbursed expenses of $813.

                               Marathon Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the six-month period ended April 30, 1999, the Administrator received fees of $15,000 from the Advisor for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the six-month period ended April 30, 1999. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  SHARE TRANSACTIONS

     As of April 30, 1999, there was an unlimited number of authorized shares for the Fund. Paid in capital at April 30, 1999 was $4,296,869.

     Transactions in shares were as follows:

                       Six months ended                      Period ended
                        April 30, 1999                    October 31, 1998 (a)

                     Shares       Dollars                Shares        Dollars

Shares sold          58,038      $519,014               385,265      $3,806,088
Shares issued in
reinvestment of
dividends                 -             -                     -               -
Shares redeemed      (2,350)      (20,012)               (1,080)         (8,221)
                     ------      --------               -------       ---------
                     55,688      $499,002               384,185      $3,797,867
                     ======      ========               =======      ==========

(a) March 12, 1998 (commencement of operations) to October 31, 1998

                               Marathon Value Fund
                          Notes To Financial Statements
                     April 30, 1999 (Unaudited) - continued


NOTE 5. INVESTMENTS

For the six-month period ended April 30, 1999, purchases and sales of investment securities, other than short-term investments, aggregated $1,561,250 and $1,651,914, respectively. As of April 30, 1999, the gross unrealized appreciation for all securities totaled $230,197 and the gross unrealized depreciation for all securities totaled $374,729 for a net unrealized depreciation of $144,532. The aggregate cost of securities for federal income tax purposes at April 30,1999, was $4,241,817.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1999, Charles Schwab & Co. owned of record in aggregate more than 25% of the Fund.

NOTE 8. YEAR 2000 ISSUE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.